                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. ___)

Check the appropriate box:


[x]  Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                                 SHANECY, INC.
          -----------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share

     (2) Aggregate number of securities to which transaction applies:________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

     (4)  Proposed maximum aggregate value of transaction:__________________


     (5)  Total fee paid:_____________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:_________________________________

     (2)  Form, Schedule or Registration Statement No.:___________

     (3)  Filing Party:___________________________________________

     (4)  Date Filed:_____________________________________________

                                  SHANECY, INC.
                             9777 Wilshire Boulevard
                             Beverly Hills, CA 90212
                             ----------------------
May ___, 2000

Dear Stockholder:

         We are delivering the enclosed information statement to you for three reasons. First, the Board of Directors of Shanecy, Inc., a Delaware corporation (the "Company"), has unanimously adopted, as of January 18, 2000, a resolution to amend and restate the Company's Certificate of Incorporation (the "Amendment") to, among other things:

     o effect a change of corporate name from Shanecy, Inc. to Inc.ubator Capital, Inc. ("Inc.ubator");

     o increase the number of authorized shares of capital stock from 20,000,000 to 175,000,000 shares, including 150,000,000 shares of common stock and 25,000,000 shares of preferred stock;

     o authorize the issuance of "blank check" preferred stock by the Board of Directors and a series of preferred stock identified as the Series A Preferred Stock;

     o    eliminate cumulative voting;

     o opt out of coverage under Section 203 of the Delaware General Corporation Law; and

     o    classify the Board of Directors into three classes.

         Second, the Board of Directors has also approved the Shanecy, Inc. 1999 Stock Option Plan ("Stock Option Plan"), providing for the issuance of options to acquire up to 15,000,000 shares of the Company's common stock. Third, as of November 19, 1999, the Board of Directors ratified the acquisition of CASA@ Home.com, Inc. and Eikos Acquisition Limited from entities affiliated with both of the then existing directors (the "Acquisitions"). Each of the Amendment, the Acquisitions and the Stock Option Plan have been approved or ratified pursuant to written consent of holders of at least a majority of the issued and outstanding common stock of the Company. The purpose of the enclosed information statement is to apprise you of such stockholder actions.

         The Amendment, the Acquisitions, and the 1999 Stock Option Plan were adopted or undertaken in connection with the Company's previously disclosed change in business direction to, among other things, facilitate additional financing by the Company and the issuance of employee stock options. The Amendment will become effective on approximately May __, 2000, the date on which the Company expects to file the Amendment with the Delaware Secretary of State.

         The information statement will first be mailed to stockholders on or about May ___, 2000.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                                                        ---



                                            Sincerely,




                                            /s/ HARRY J. WEITZEL
                                            ------------------------------------
                                            Harry J. Weitzel
                                            Chairman and Chief Executive Officer

                              INFORMATION STATEMENT
                                       FOR
                                  SHANECY, INC.
                             9777 Wilshire Boulevard
                             Beverly Hills, CA 90212
                           ---------------------------

THIS INFORMATION STATEMENT IS BEING PROVIDED TO STOCKHOLDERS TO INFORM THEM OF STOCKHOLDER ACTIONS TAKEN BY THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Reasons for Information Statement

         The Board of Directors of Shanecy, Inc., a Delaware corporation (the "Company"), and the holders of greater than a majority of the outstanding common stock of the Company, who collectively own approximately ____% of the Company's outstanding common stock, $.001 par value, adopted:

     (1) As of January 18, 2000, resolutions approving an amendment and restatement of the Company's Certificate of Incorporation (the "Amendment").

     (2) As of November 12, 1999, a resolution adopting the Shanecy, Inc. 1999 Stock Option Plan ("Stock Option Plan"); and

     (3) As of November 19, 1999 and February 1, 2000, resolutions approving the Company's acquisitions of Eikos Acquisition Limited and CASA@home.com, Inc. (the "Acquisitions").

         The purpose of this information statement is to apprise stockholders of these board and stockholder actions. This information statement is first being mailed on or about May ___, 2000 to all stockholders of record as of May __, 2000.

         Among other things, the Amendment provides for a change in the Company's name to Inc.ubator Capital, Inc. and an increase in the number of authorized shares of capital stock. The Amendment will become effective on approximately May ___, 2000 when the Company files the Amendment with the Secretary of State of Delaware. Under federal securities laws, the Company cannot file the Amendment until at least 20 days after the mailing of this information statement. A copy of the full text of the Amendment is attached to this information statement as Annex A.

         The Amendment was approved in accordance with the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Delaware law, a majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to amend and restate the Company's Certificate of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as described in this information statement, the Board of Directors of the Company voted to approve the Amendment by written consent of greater than a majority of the outstanding common stock of the Company.

         The Company obtained stockholder approval of the Acquisitions pursuant to Delaware law because there were no disinterested directors at the time the Board of Directors approved the Acquisitions.

         The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company's common stock.

         The securities that would have been entitled to vote if a meeting was required to be held to effect the Amendment, to ratify the Acquisitions, and to adopt the Stock Option Plan consist of shares of common stock of the Company par value $.001 per share. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the date hereof, the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed Amendment and the Stock Option Plan, is 17,655,000.

         The Company effected a two-for-one stock split in the in the form of a 100% stock dividend paid as of December 30, 1999. Unless the context otherwise requires, stock data shown in this information statement reflects the stock split.

Dissenters Rights

         The Delaware General Corporation Law does not provide for dissenters rights in connection with the Amendment, the adoption of the Stock Option Plan or the ratification of the Acquisitions.

The Amendment

         The Amendment includes several substantive changes from the Company's existing Certificate of Incorporation. These include:

     o    a change in name from Shanecy, Inc. to Inc.ubator Capital, Inc.

     o an increase in the number of authorized shares of capital stock from 20,000,000 shares to 175,000,000, including 150,000,000 shares of common stock and 25,000,000 shares of preferred stock

     o the authorization of "blank check" preferred stock and a series of preferred stock identified as the Series A Preferred Stock

     o    the elimination of cumulative voting for the election of directors

     o    the classification of the Board of Directors into three classes

     o an election to not be governed by Section 203 of the Delaware General Corporation Law

Purposes of the Amendment

         Change in Business Strategy and Company Name. As previously disclosed by the Company, the Board of Directors has determined to pursue a new direction for the business of the Company. This new direction includes a plan to concentrate on businesses that use the Internet to provide products, services and information to the moderate income consumer market. The Company believes that this market has been largely underserved by the Internet. The Company will change its name to Inc.ubator Capital, Inc. to better identify this new business strategy.

         Change in Authorized Shares. The Company presently has 20,000,000 shares of common stock authorized, of which 17,655,000 were issued and outstanding as of the date of this information statement. The Company requires an increase in its capital stock, because the number of shares of stock presently authorized is insufficient to satisfy the Company's obligations undertaken in recently disclosed transactions to issue certain stock, stock options and convertible preferred stock.

         In particular, in connection with the Company's acquisition of Eikos Acquisition Limited, the Company agreed with the seller, Thesseus International Asset Fund NV ("Thesseus"), that the Company would issue to Thesseus 8,500,000 shares of convertible preferred stock. Pursuant to such agreement, subject to certain anti-dilution adjustment provisions, each share of preferred stock to be issued shall be initially convertible into two shares of common stock. Inc.ubator has also agreed, in connection with the acquisition of Brunswick Capital Partners, Inc. (now eCard Solutions, Inc.) and InfoBase Direct Marketing Services, Inc., to deliver 2,000,000 shares of common stock to Thesseus upon the filing of the Amendment. Further, the Company has agreed to grant options to purchase an aggregate of 10,500,000 shares of its common stock to its officers and directors in consideration for their agreements to serve in their respective capacities for the Company. Such options will be issued under the Stock Option Plan discussed below. Finally, the Company granted warrants to acquire up to 550,000 shares of common stock in connection with the engagement of certain investor relations firms.

         In addition to the need for increasing the Company's authorized shares arising to satisfy existing agreements as discussed above, the Company anticipates that it will need additional authorized shares in order to effect its new business strategy. In particular, the Board of Directors may determine to issue shares of the Company's stock (i) to raise additional capital, through public or private offerings, as needed to implement the Company's business plan,
(ii) to compensate directors, officers, employees, and consultants, (iii) to effect stock splits or stock dividends, and/or (iv) as consideration for the Company's acquisition of interests in other Internet businesses consistent with its new business strategy. The increase in the authorized number of shares of common stock will provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which the issuance of common stock might be appropriate without the expense and delay of a special stockholders meeting.

         As part of its effort to implement its new business strategy, the Company intends to conduct a private offering, solely to accredited investors, of up to 500,000 Units, each consisting of one share of common stock and a warrant to acquire four shares of common stock. Such an offering will be conducted through a private placement memorandum prepared by the Company and no offer to sell common stock is being made hereby. The price and other terms of the offering by the Company have not yet been determined.

         The increase in the authorized common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of anti-takeover devices, the Board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the common stock. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the Amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the Amendment outweighs any disadvantages.

         Authorization of Blank Check Preferred Stock. The Amendment will grant the Board of Directors the power to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law. While there is no present intention to issue any shares of preferred stock other than the Series A Preferred Stock, the Company believes that having preferred stock available will provide greater flexibility for financing of the Company's activities in the future. It is possible that the issuance of preferred stock at some point in the future could have a dilutive effect on the common stock if, for example, such preferred stock were to have convertible features. In addition, the Company could issue preferred stock for other corporate purposes, such as to implement joint ventures or to make acquisitions, although no issuances for such purposes are presently contemplated. The Board of

Directors will be able to specify the precise characteristics of each series of the preferred stock to be issued, depending on the current market conditions and the nature of specific transactions.

         Elimination of Cumulative Voting. The Company's certificate of incorporation and bylaws currently allow for cumulative voting in the election of directors. Under cumulative voting each stockholder is entitled to a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The stockholder may cast all such votes for a single director, or may distribute them among the total number of candidates to be voted for or any number of them. The Amendment would eliminate cumulative voting as permitted by the Delaware General Corporation Law. The elimination of cumulative voting will make it more difficult for minority stockholders to obtain representation on the Board of Directors, since holders of a majority of the Company's voting stock will be able to elect all of the Company's directors.

         The Company believes that precluding cumulative voting is prevalent among other public companies, including those with which the Company will be competing.

         Classification of Board of Directors. The Amendment provides for the division of the Company's Board of Directors into three classes as equal in size as possible. Generally, directors will serve three year terms (other than the initial directors in the first two classes, who will serve for one year and two years, respectively) and, therefore, only directors in one of the three classes will be up for election in any particular year. The Board of Directors will be empowered to fill any vacancy that results in the Board of Directors, with such substitute director serving until the next annual meeting of stockholders (or special meeting called for the purpose of electing directors).

         Election Regarding Section 203. The Amendment includes an election by the Company to not be covered by Section 203 of the Delaware General Corporation Law, which prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an "interested stockholder," unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales, and other transactions resulting in a financial benefit to the "interested stockholder." Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% of the corporation's voting stock.

Principal Effects of the Amendment

         The principal effects of the Amendment are as described above in the discussion of the purposes of the Amendment. The increase in authorized capital stock will permit the Company to issue more shares, which will have a dilutive effect on the percentage ownership interest of existing stockholders. The elimination of cumulative voting will prevent a minority investor from cumulating its votes in the election of directors and will therefore result in the holders of the majority of the Company's voting stock being able to elect the entire Board of Directors. Classification of the Board of Directors will have the effect of making it more time consuming to replace the entire Board. The election to opt out of coverage by Section 203 of the Delaware General Corporation Law will make it easier for an interested shareholder to gain control of the Company.

         The Amendment authorizes 25,000,000 shares of preferred stock. The 8,500,000 shares of Series A Preferred A Stock to be issued will have rights, preferences and privileges that are superior to those of the common stock. See "Authorization and Issuance of Series A Preferred Stock" in this information statement below. The remaining 16,500,000 shares of preferred stock may be issued by resolution of the Board of Directors in addition to the Series A Preferred Stock. These remaining authorized shares constitute what is commonly known as "blank check" preferred stock. Pursuant to the Amendment, additional preferred stock may be issued in one or more series. All shares of any one series of preferred stock will be identical except as to the date of issue and dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative.

         The existence of authorized and unissued preferred stock may enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. In the due exercise of its fiduciary obligations, the Board of Directors could, for example, cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of a proposed acquiror or create a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors.

Stock Option Plan

         Adoption of Option Plan. The Board of Directors and stockholders holding a majority of the outstanding common stock of the Company have also adopted the Stock Option Plan, which provides for the issuance of options to acquire up to 15,000,000 shares (as adjusted for the Company's recent stock split) of the Company's common stock. The purpose of Stock Option Plan is provide additional financial incentive to officers, directors, key employees and important consultants of the Company (and its present or future subsidiary corporations). This incentive is created by encouraging recipients of options to invest in shares of the Company's common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Board of Directors of the Company believes that the Stock Option Plan will promote continuity of management, and personal interest in the welfare of the Company by those who are primarily responsible for its long-term growth and financial success. Approximately eight persons are eligible to receive options under the Stock Option Plan as of the date of this information statement.

         Summary of Certain Aspects of the Stock Option Plan. The following summary of certain aspects of the Stock Option Plan is qualified in its entirety by reference to the full text of the Stock Option Plan which is set forth as Annex B to this information statement.

         Certain of the options issued under the Stock Option Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The remainder of the options issued under the Stock Option Plan will constitute nonqualified stock options.

         The Stock Option Plan will be administered by the Board of Directors or by an option committee ("Committee") appointed by the Board of Directors. The committee shall consist of not less than two and not more than five directors each of whom at the time they exercise discretion in administering the Stock Option Plan shall be a disinterested person pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Company's Board of Directors chooses which directors will serve on the Committee. Subject to the express provisions of the Stock Option Plan, the Committee has authority to interpret the Stock Option Plan and make all other determinations necessary or advisable for the administration of the Stock Option Plan.

         The Committee has authority, subject to the express provisions of the Stock Option Plan, to select individuals to participate in the Stock Option Plan, and to determine the number of shares subject to each option, the time at which the option is to be granted, the type of option, the option period, the option price, and the manner in which the options become exercisable, and to adopt other provisions as it deems necessary or desirable.

         The Stock Option Plan provides for the grant of options representing up to an aggregate of 15,000,000 shares of common stock, subject to adjustment as discussed below. If an option granted under the Stock Option Plan expires, is canceled, or terminates unexercised as to any share of common stock subject thereto, or if shares of common stock are used to satisfy the Company's withholding tax obligations, such shares will again be available for purposes of the Stock Option Plan. Shares which may be issued under the Stock Option Plan may be authorized but unissued shares, or shares acquired by the Company and held in its treasury. The aggregate fair market value of common stock with respect to which any incentive stock options are exercisable for the first time by an optionee during any calendar year under the Stock Option Plan or any other such plan of the Company shall not exceed $100,000. Grants of nonqualified stock options are not subject to this limitation. In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, reorganization or recapitalization, merger, dissolution, combination or exchange of shares or other similar corporate change, the number of shares of stock subject to the Stock Option Plan and the aggregate number of shares in outstanding option agreements shall be equitably adjusted by the Committee.

         The option price per share of common stock will be fixed by the Committee, but the option price for incentive stock options will not be less than 100% of the fair market value on the date the option is granted. The Committee will determine the expiration date of each option, but, in the case of an incentive stock option, such expiration date will not be later than ten years after the date of grant. No option shall be assignable or transferable by an optionee except by will or the laws of descent and may be exercised during the life of the optionee only by the optionee, except that the Committee may determine the extent and manner in which optionees may designate a beneficiary to exercise the option after the optionee's death or transfer any option.

         An option may be exercised in full or in part by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. A notice of exercise will be accompanied by full payment of the option price of the shares being purchased (a) in cash or its equivalent; (b) with the consent of the Committee, shares of common stock of the Company; or (c) with the consent of the Committee, any combination of (a) and (b).

         The Board of Directors may amend, suspend, or terminate the Stock Option Plan at any time. Termination of the Stock Option Plan will not affect the rights of optionees under options previously granted to them. All unexpired options will continue until, by their own terms and conditions, they lapse or terminate. No incentive stock options may be granted after the tenth (10th) anniversary of the effective date of the Stock Option Plan.

         An optionee has no rights as a shareholder with respect to any shares subject to any option until the date the option has been exercised, the shares have been fully paid, and a stock certificate has been issued.

         Issuance of Stock Options under 1999 Plan. The Company has previously agreed to grant, pursuant to the Stock Option Plan, options to purchase an aggregate of 10,500,000 shares of its common stock to its officers and directors in consideration for their respective agreements to serve the Company. With the exception of certain options issued to George Pilallis and the options grant to non-employee directors, all options granted to executive officers are intended to qualify as incentive stock options as described in Section 422 of the Code. Except for the options granted for Mr. Pilallis and the outside directors, the options granted will terminate on the sooner of five years after the date of issuance or 90 days after the optionee ceases to be affiliated with the Company. The following table sets forth the name of each optionee, the number of shares underlying the options granted to him, and the per share exercise price of the stock options:

                                  Number of
                                 Underlying
      Name of Optionee             Shares      Exercise Price   Dollar Value (2)
-------------------------------------------------------------------------------
      Harry J. Weitzel            2,000,000        $0.045          $13,910,000
      Jason W. Galanis            2,000,000        $0.045          $13,910,000
      Kevin Washington            2,000,000        $0.045          $13,910,000
      Leighton Bloom              2,000,000        $0.045          $13,910,000
      Rory Knight                   400,000        $0.04           $ 2,784,000
      Michael Bodnar                100,000        $0.04           $   696,000
      George C. Pilallis          1,000,000        $2.00           $ 5,000,000
      Nicholas Wise               1,000,000        $2.00           $ 5,000,000
      Executive Group             9,100,000                        $61,336,000
      Non-Executive Officer
      Director Group              1,400,000                        $ 7,784,000
------------------

     (1)  Reflects two-for-one stock split effective on December 30, 1999.

     (2) Dollar value is an estimate of the dollar value of the option assuming a market price of $7.00 per share. The shares subject to the options shown far exceed the number of shares in the public float as of the date hereof and equal approximately 60% of the issued and outstanding shares as of such date, on an undiluted basis. The closing sale price per share of the Company's common stock on April 5, 2000, was $7.00. The actual price on the date of exercise may be higher or lower.

Federal Income Tax Consequences of the 1999 Stock Option Plan

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK OPTION PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         Incentive Stock Options. Generally, under the Internal Revenue Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the 1999 Stock Option Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Internal Revenue Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the 1999 Stock Option Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

         Limitation on the Company's Deduction. Section 162(m) of the Internal Revenue Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and
(iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

Authorization and Issuance of Series A Preferred Stock

         As discussed above, in connection with the Company's acquisition of Eikos Acquisition Limited, the Company agreed with the seller, Thesseus, that the Company would issue to Thesseus 8,500,000 shares of convertible preferred stock. The Amendment will authorize the issuance of 8,500,000 shares of convertible preferred stock, all of which will initially be issuable to Thesseus. Thesseus has sold its interest in such stock to Jason W. Galanis and Kevin L. Washington and it is, therefore, anticipated that such shares will be issued to these individuals at the direction of Thesseus.

         The following brief summary of the rights, privileges and preferences of the Series A Preferred Stock is qualified in all respects by reference to the complete terms set forth in the Series A Preferred Stock designations set forth at Annex A attached to this information statement.

         Dividends. The holders of the Series A Preferred Stock shall be entitled to receive cumulative annual dividends, at the rate of 6.5% per annum on the liquidation preference amount described below, payable in preference and priority to any payment of any dividend on common stock or any other shares of capital stock of the Company other than the Series A Preferred Stock. After payment of the preferential dividend to the holders of the Series A Preferred Stock, any further dividends will be paid pro rata to the holders of the Series A Preferred Stock and the common stock on an as-converted basis. The Series A Preferred Stock also will be entitled to receive any non-cash dividends declared by the Board on an as-converted basis.

         Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made to the holders of junior stock, an amount equal to the Series A liquidation preference of $0.7756 per share of Series A Preferred Stock (subject to adjustment in certain cases). Notwithstanding the foregoing, any holder of Series A Preferred Stock may elect to receive, in lieu of the Series A liquidation preference, the amount such holder would have received had the Series A Preferred Stock been converted to common stock immediately prior to such payment.

         Voting. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or as provided below, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of common stock as a single class. Certain actions by the Company shall require the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock voting separately as a class, such as:

                  (a) sell, convey or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of;

                  (b) alter or change the rights, preferences of privileges of the Shares so as to affect adversely affect such Shares;

                  (c) increase or decrease (other than by redemption or conversion) the total number of authorized Shares;

                  (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Shares with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Shares under this Section 6;

                  (e) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any Shares or Common Shares, provided, however, that this restriction shall not apply to the repurchase of Common Shares from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such Shares at "cost" (as defined in any such agreements) upon the occurrence of certain events, such as the termination of employment;

                  (f) amend the Company's Articles of Incorporation or bylaws;
or

                  (g) change the authorized number of directors of the Company.

         Optional Conversion. Each share of Series A Preferred Stock shall, subject to adjustment, be convertible, at the option of the holder thereof, two shares of Common Stock. The conversion ratio is subject to adjustment in connection with mergers, consolidations, stock splits and combinations, certain dilutive issuance of securities by the Company and other events.

         No Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series A Preferred Stock or the redemption of any shares thereof.

Ratification of Acquisitions

         At the time that the Board of Directors approved the Acquisitions, Jason W. Galanis and Kevin Washington were the only members of the Board and both were interested parties to the Acquisitions. Jason Galanis, Kevin Washington and Harry Weitzel were, prior to their resignation effective April 10, 2000, each directors of the entity from which the Company acquired Eikos Acquisition Limited. Jason Galanis and Kevin Washington are each principals in the entity from which the Company acquired CASA@ Home.com, Inc. Because both members of the Board of Directors were interested parties to the Acquisitions at the time they were approved, the Company obtained, as of February 1, 2000, the written consent of stockholders holding at least a majority of the issued and outstanding common stock approving and ratifying the Acquisitions in accordance with the Delaware General Corporation Law.

Compensation of Executive Officers

         The Company's entire management team has only recently been installed as part of the Company's change in business stratregy discussed herein. No member of the Company's previous management team remains employed by the Company and, in any case, such members were not paid any compensation by the Company. For this reason, the Company has concluded that the compensation of the prior management team is no longer material to investors.

         The annual salaries of the current executive officers of the Company are as follows:

       Executive                            Title                  Annual Salary
--------------------                ---------------------          -------------
Harry J. Weitzel                    Chairman and Chief              $240,000 (1)
                                    Executive Officer

Jason W. Galanis                    President and Chief             $240,000 (1)
                                    Operating Officer

Kevin Washington                    Executive Vice President        $240,000 (1)

Leighton A. Bloom                   Chief Technology Officer        $240,000 (1)

Michael Bodnar                      Treasurer, Chief
                                    Financial Officer and           $ 75,000 (1)
                                    Corporate Secretary

George C. Pilallis                  Executive Vice President        $150,000 (2)
------------------

(1) Officers indicated have voluntarily agreed to defer payment of their salary temporarily until such time as the Company's cash flow and other financial resources enable it to make such payments.

(2) Mr. Pilallis' salary is paid entirely by the Company's subsidiary CASA@ Home.com, Inc.

         Stock Option Grants. For information on options to be granted to executive officers, see the discussion under the heading "Stock Option Plan" above.

         Employment Agreements. The Company anticipates that it will enter into employment agreements with each of its executive officers identified herein. While the terms of such agreements have not yet been negotiated and cannot be determined with certainty at this time, the Company anticipates that each of the agreements will provide for an initial three (3) year term, with automatic renewals for one year each, subject to the right of either party to terminate prior to the renewal. Each employment agreement will provide for base salary, an entitlement to an annual bonus in an amount determined by the Board of Directors, participation in the Company's insurance and employee welfare plans from time to time in effect, and reimbursement of business related expenses incurred by the executive. Each such employment agreement may provide that it will terminate early if the executive dies, becomes disabled or is dismissed for "cause," which generally would include conviction for any felony, fraud or embezzlement or willful or malicious misconduct. Each employment agreement may contain provisions that will entitle the executive to severance payments if he is terminated without cause or following a change in control. The Company proposes to include an agreement by each executive to maintain the confidentiality of the Company's proprietary information and covenant not to compete with the Company during the term of the Agreement and for a period of 18 months thereafter.

Compensation of Directors

         The Company has not historically compensated members of its Board of Directors for their roles as such. As discussed under the heading "Stock Option Plan" above, the Company issued stock options to certain directors which will be exercisable immediately upon effectiveness of the Amendment. The Board of Directors may determine to pay fees to members of the Board in the future, although the amount and timing of payment of such fees has not yet been determined. The Company will also enter into a consulting agreement with one of its directors, Nicholas Wise, whereby that director will receive fees in his capacity as consultant. The amount of such consulting fees has not yet been agreed upon.

Security Ownership of Certain Beneficial Owners and Management

         As previously disclosed by the Company, on November 11, 1999, the two former directors of the Company, Ann Myers and Jill Wright, appointed Jason W. Galanis and Kevin Washington to replace them on the Board of Directors and then resigned from the Board.

         The following sets forth certain information with respect to the beneficial ownership of shares of the Company's common stock held by directors, executive officers and persons known to management of the Company to own more than 5% of the outstanding common stock of the Company as of April 1, 2000.

         Inc.ubator has determined beneficial ownership in accordance with the rules of the SEC which include voting or investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the number of shares beneficially owned by them. The number of shares of outstanding common stock used in calculating percentage ownership for each listed person includes the shares of common stock underlying preferred stock, options or warrants held by the person and exercisable within 60 days after the date hereof, but excludes shares of common stock underlying preferred stock, options or warrants held by any other person. Jason Galanis and Derek Galanis are brothers and Kevin Washington and Kyle Washington are brothers. All addresses for the officers and directors are c/o Inc.ubator Capital, Inc., 9777 Wilshire Boulevard, Beverly Hills, CA 90212. The table below indicates with respect to each current holder of Inc.ubator's outstanding securities (i) the number securities owned, (ii) the aggregate amount paid by such security holder for such securities and (iii) the percentage of the outstanding common stock owned by such holder.

                                                    Number of Shares and
         Name and Address                           Nature of Beneficial
        of Beneficial Owner                              Ownership           Percent of Class
       ---------------------                       ----------------------    ----------------
Thesseus International Asset Fund NV ...............    2,000,000 (1)(2)        11.3%
Zeelandia Office Park,
16 Kaya W.F.G. (Jombi)
Mensing, Curacao,
Netherlands Antilles

Harry J. Weitzel....................................    2,000,000 (3)           10.2%

Jason W. Galanis....................................   19,000,000 (2)(3)        51.8%

Kevin L. Washington.................................   19,000,000 (2)(3)        51.8%

Michael Bodnar......................................      100,000 (4)           0.56%

Dr. Rory F. Knight..................................      400,000 (5)            2.0%

Leighton Bloom......................................    2,000,000 (3)            9.2%

George C. Pilallis..................................    1,000,000 (6)            4.8%

Nicholas Wise ......................................    1,000,000 (6)            4.8%

Officers and directors as a group (eight persons)      25,500,000               56.5%

Derek M. Galanis ...................................
6353 El Camino Real, Suite J
Carlsbad, CA 92009                                      1,640,000                9.3%

Kyle Washington.....................................
10 Pemberton Avenue
North Vancouver, BC V7P2R1                              1,640,000                9.3%

-------------------------
(1) In connection with its sale of interests in eCard Solutions, Inc. (formerly Brunswick Capital Partners) and InfoBase Direct Marketing Services, Inc. to the Company, Thesseus acquired the right to receive 2,000,000 shares of common stock upon effectiveness of the Amendment. Jason W. Galanis is a one fourth beneficiary of a family trust that owns 90,867 shares of Series C Preferred Stock and 2,970,640 shares of common stock of Thesseus. Harry Weitzel, Rory Knight and Jason Galanis were previously directors of Thesseus but each resigned effective April 10, 2000. None of these individuals has voting or investment power over the shares of Thesseus.

(2) Thesseus had a contractual right to receive 8.5 million shares of Series A Preferred Stock of Inc.ubator. Each share of Series A Preferred Stock will be initially convertible into two shares of common stock. The Series A Preferred Stock cannot be issued until the Amendment is filed. Thesseus granted to Messrs. Washington and Galanis an option to purchase this stock for an exercise price of $6.69 million. The option was exercised on December 31, 1999 and these two shareholders share voting and investment power over the related securities.

(3) Represents 2,000,000 shares underlying options to be become exercisable when the Company files the Amendment.

(4) Represents 100,000 shares underlying options to be become exercisable when the Company files the Amendment.

(5) Represents 400,000 shares underlying options to be become exercisable when the Company files the Amendment.

(6) Represents 1,000,000 shares underlying options to be become exercisable when the Company files the Amendment.

Market for Common Stock and Related Stockholder Matters

         There is limited trading market for the Company's securities. The Company's common stock is traded over the counter through the OTC Electronic Bulletin Board sponsored by the National Association of Securities Dealers
(NASD). The trading symbol for the common stock is "SECY" although the Company intends to change its symbol after its name changes. The OTC Electronic Bulletin Board is a network of security dealers who buy and sell stock. The dealers are connected by a computer network which provides information on current "bid " and "ask" prices as well as trading volume data.

         As of April 14, 2000, the Company had 601 shareholders of record. This number does not include stockholders who hold the Company's common stock in nominee accounts with broker-dealer firms or depository institutions. Including the shares held in nominee accounts or depository institutions, the Company believes it has in excess of ____ beneficial owners of its common stock.

         The Company has never paid regular cash dividends. The Company does not anticipate paying any dividends in the foreseeable future, as it is anticipated that the Company will expend any cash that it may generate in the development of its business. The Company has no current plans to register any of its securities under the Securities Act of 1933, as amended, for sale by security holders. There is no ongoing public offering of equity and there is no proposed public offering of equity. As discussed above, the Company intends to sell common stock in a private placement in the near future.

         There is no historical price data for sales of the Company's common stock for periods preceding November, 1999, because there was no trading market for the common stock. For the fiscal quarter ended December 31, 1999, the high and low closing sales prices were $4.061 and $2.00, respectively . The high and low sales prices for the fiscal quarter end March 31, 2000 were $13.50 and $3.75, respectively. The closing price per share as of April 5, 2000 was $7.00.

Interests of Certain Persons In Matters Acted Upon

         As disclosed above, several of the Company's directors and executive officers will benefit from adoption of the Stock Option Plan because they have received option grants thereunder. Since management as a group will, directly and indirectly through affiliates and associates, be able to influence the voting of a majority of the Company's outstanding shares, this group will benefit from the Amendment's elimination of cumulative voting, and will be able to influence the election of the entire board of directors. The shares of Series A Preferred Stock being authorized by the Amendment are to be issued to Kevin Washington and Jason Galanis. Jason Galanis, Kevin Washington and Harry Weitzel were directors (until April 10, 2000) of the entity which sold Eikos Acquisitions Limited to the Company and Jason Galanis and Kevin Washington are principals of the entity that sold CASA@Home.com, Inc. to the Company. Finally, the creation of a classified board of directors and the authorization of blank check preferred stock may have the effect of discouraging hostile takeover attempts and therefore makes it more difficult to displace the Company's current management.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         Effective January 11, 2000, the Company determined not to renew its engagement with the accounting firm of Barry Friedman, P.C. and appointed KPMG LLP as its independent auditors. There were no disagreements on any matter of accounting principles or practices, financial statement presentation or disclosure, or auditing scope or procedures with the Company's prior accountants. The independent accountants' reports on the Company's financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change certifying accountants was recommended and approved by the Company's Board of Directors. During the Company's two most recent fiscal years there were no disagreements or "reportable events" with the Company's former or current independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Financial Statements

         The Company's financial statements and management's discussion and analysis of the financial statements are attached to this information statement at Annex C.

Certain Provisions of the GCL, Amended and Restated Certificate of Incorporation and Bylaws

         The Delaware General Corporation Law ("GCL"), the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws contain certain provisions which may be considered to have the effect of discouraging, delaying or making more difficult a hostile effort to obtain control of the Company. These provisions are intended to promote stability and continuity of management so that there is sufficient time to undertake the Company's business strategy. The following discussion is intended to provide highlights only and reference should be made to the complete text of the GCL, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws.

         Classified Board of Directors. The Amended and Restated Certificate of Incorporation provides for our Board of Directors to be divided into three classes of directors, with each class as nearly equal in number as possible, serving staggered three-year terms (other than directors who may be elected by holders of preferred stock). As a result, approximately one-third of our Board of Directors will be elected each year. The classified board provision will help to assure the continuity and stability of our Board of Directors and our business strategies and policies as determined by our Board of Directors. The classified board provision could have the effect of discouraging a third party from making an unsolicited tender offer or otherwise attempting to obtain control of us without the approval of our Board of Directors. In addition, the classified board provision could delay shareholders who do not like the policies of our Board of Directors from electing a majority of our Board of Directors for two years.

         Special Meetings. The Company's Amended and Restated Bylaws require that if shareholders desire to request a special meeting, shareholders holding at least a majority of the Company's voting shares must submit a written request to the Company. This provision makes is more difficult for shareholders to call a special meeting than if a lesser number of shareholders were authorized to request a meeting.

         Nominations and Stockholder Proposals. Our Amended and Restated Bylaws establish an advance notice procedure for our stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the "Stockholder Notice Procedure"). The Stockholder Notice Procedure provides that only persons who are nominated by, or at the direction of, our Board of Directors or its Chairman, or by a stockholder who has given timely written notice to our Secretary or any Assistant Secretary prior to the meeting at which directors are to be elected, will be eligible for election as our directors. The Stockholder Notice Procedure also provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or its Chairman or by a stockholder who has given timely written notice to our Secretary of such stockholder's intention to bring such business before such meeting. Under the Stockholder Notice Procedure, if a stockholder desires to submit a proposal or nominate persons for election as directors at an annual meeting, the stockholder must submit written notice to the Company not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting. In addition, under the Stockholder Notice Procedure, a stockholder's notice to the Company proposing to nominate a person for election as a director or relating to the conduct of business other than the nomination of directors must contain certain specified information. If the chairman of a meeting determines that business was not properly brought before the meeting, in accordance with the Stockholder Notice Procedure, such business shall not be discussed or transacted.

         Removal; Filling Vacancies. Our Amended and Restated certificate of Incorporation and Amended and Restated Bylaws authorize our Board of Directors to elect additional directors under specified circumstances and fill any vacancies that occur in our Board of Directors by reason of death, resignation, removal, or otherwise. A director so elected by our Board of Directors to fill a vacancy or a newly created directorship holds office until the next election of the class for which such director has been chosen and until his successor is elected and qualified. Subject to the rights of the holders of any series of our preferred stock, if any, our Amended and Restated certificate of Incorporation and Amended and Restated Bylaws also provide that directors may be removed only for cause and only by the affirmative vote of holders of a majority of the combined voting power of the then outstanding stock of the Company. The effect of these provisions is to preclude a stockholder from removing incumbent directors without cause and simultaneously gaining control of our Board of Directors by filling the vacancies created by such removal with its own nominees.

Additional Information

         Additional information concerning the Company, including its annual, quarterly and current reports for the past twelve months and its Form 10-SB Registration Statement, as amended, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at The Company's Amended and Restated Bylaws are attached at Annex D.

Forward-looking Information

         Certain of the information in this information statement may constitute forward-looking statements relating to the Company that are based on the current beliefs of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. When used in this information statement, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the Company or the Company's management, identify forward-looking statements. Such statements reflect the current views or expectations of the Company with respect to future events, and are subject to change based on numerous factors including, but not limited to, regulatory changes and changes in management's intentions or beliefs.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ HARRY J. WEITZEL
-------------------------------------
Chairman and Chief Executive Officer


Beverly Hills, California
May ___, 2000

                                    ANNEX A
               Amended and Restated Certificate of Incorporation

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  SHANECY, INC.


         The undersigned hereby certifies that:

         1. The present name of this corporation is Shanecy, Inc. (the "Corporation"). This Amended and Restated Certificate of Incorporation changes the name of the Corporation to Inc.ubator Capital, Inc. The Corporation was originally incorporated under the name Shanecy, Inc., and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was May 31, 1994. The date of filing of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is February __,2000. The above Amended and Restated Certificate of Incorporation, herein certified, has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law.

         2. The undersigned is the duly elected Chairman and Chief Executive Officer of the Corporation.

         3. The Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read as follows:

         FIRST:  The name of the Corporation is Inc.ubator Capital, Inc.

         SECOND: The address of the registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, DE 19901, and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation Systems, Inc., in the County of Kent.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware ("General Corporation Law").

         FOURTH. The total number of shares of stock the Corporation shall have authority to issue is (i) 150,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 25,000,000 shares of Preferred Stock, $.001 par value per share ("Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation.

         (a) Preferred. The Corporation's board of directors (hereafter called "Board of Directors" or "Board") is authorized to adopt at any time, or from time to time, amendments to this Amended and Restated Certificate of Incorporation with respect to any unissued and/or treasury shares of Preferred Stock, and thereby to fix or change the division of shares of the Preferred Stock into classes and/or into series within any class or classes, and to fix or change the determination of the voting rights, designations, preferences, limitations, special rights and relative rights of the shares of any class or series. The authority of the Board with respect to each class or series of Preferred Stock shall include, but not be limited to, determination of the following:

                  (i) The number of shares constituting that class or series and the distinctive designation of that class or series;

                  (ii) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

                  (iii) Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

                  (iv) Whether that class or series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  (v) Whether or not shares of that class or series shall be redeemable and whether or not the Corporation or the holder (or both) may exercise the redemption right, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

                  (vi) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                  (vii) Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

         (b) Common Stock. Each share of Common Stock shall be entitled to one vote on all matters submitted to a vote of shareholders except as the right to exercise such note may be limited by the provisions of these Articles of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on the Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to the shareholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the Common Stock according to their respective shares.

         FIFTH: The Board of Directors shall be divided into three classes (Class 1, Class 2 and Class 3), as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year beginning with Class 1, then Class 2, and finally Class 3. At the annual meeting of shareholders in the year 2000, directors in Class 1 shall be elected to hold office for a one-year term; directors in Class 2 shall be elected to hold office for a two-year term; and directors in Class 3 shall be elected to hold office for a three-year term.

         At each annual meeting after the annual meeting in the year 2000, elections shall be held to elect directors to replace those whose terms have expired. The term of office for all directors elected at each annual meeting held after the year 2000 shall be three years from the date of their election. All directors shall continue in office after the expiration of their terms until their successors are elected or appointed and have qualified, except in the event of earlier resignation, removal or disqualification.

         SIXTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable, solely to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         SEVENTH: Section 7.1 Mandatory Indemnification. The Corporation shall, to the fullest extent permitted by applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such member, director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another Corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, attorneys fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Section 7.3 hereof. A director or officer of the Corporation entitled to indemnification under this Section 7.1 is hereafter called a "covered person."

                           Section 7.2 Expenses. Expenses incurred by a covered
person in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in Section 7.3.

                           Section 7.3 Exceptions. No indemnification under
Section 7.1 or advancement or reimbursement of expenses under Section 7.2 shall be provided to a covered person (a) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or transaction from which the member, director or officer derived an improper personal benefit; (b) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to such person by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation or other enterprise; and (c) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld. The Board of Directors of the Corporation is hereby authorized, at any time by resolution and without stockholder approval, to add to the above list of exceptions from the right of indemnification under Section 7.1 or advancement or reimbursement of expenses under Section 7.2, but any such additional exception shall not apply with respect to any event, act or omission which has occurred prior to the date that the Board of Directors in fact adopts such resolution. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation.

                           Section 7.4 Continuation of Rights. The
indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article Seventh shall continue as to a person who has ceased to be a director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

                           Section 7.5      General Provisions.

                                    (a) The term "to the fullest extent
permitted by applicable law", as used in this Section 7, shall mean the maximum extent permitted by public policy, common law or statute. Any covered person may, to the fullest extent permitted by applicable law, elect to have the right to indemnification or to advancement or reimbursement of expenses, interpreted, at such person's option, (i) on the basis of the applicable law on the date this Article Seventh was approved by the stockholders, or (ii) on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action, suit or proceeding, or (iii) on the basis of the applicable law in effect at the time indemnification is sought.

                                    (b) The right of a covered person to be
indemnified or to receive an advancement or reimbursement of expenses pursuant to Section 7 (i) may also be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person,
(ii) to the fullest extent permitted by applicable law, is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification (as determined by such person) of this Section 7 with respect to events, acts or omissions occurring before such rescission or restrictive modification is adopted.

                                    (c) If a request for indemnification or for
the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Corporation's primary banker) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorney's fees and costs) of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                                    (d) The indemnification and advancement or
reimbursement of expenses provided by, or granted pursuant to, this Section 7 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                                    (e) Nothing contained in this Section 7
shall be construed to limit the rights and powers the Corporation possesses under applicable provisions of the Delaware General Business Corporation Law (as amended from time to time), or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

                                    (f) The provisions of this Section 7 may, at
any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived or terminated, in whole or in part, with respect to any covered person covered by a written agreement signed by the Corporation and such person.

                                    (g) The Corporation shall have the right to
appoint the attorney for a covered person, provided such appointment is not unreasonable under the circumstances.

                           Section 7.6 Optional Indemnification. The Corporation
may, to the fullest extent permitted by applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than that covered by this Section 7 subject to the unanimous consent of the Board of Directors.


         EIGHTH: Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Subject to the provisions of any law or regulation, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. The election of directors need not be by written ballot unless the Bylaws so provide.

         NINTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provision of Section 291 of the General Corporation Law, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

         TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by such laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Tenth.

         Subject to the provisions of this Certificate of Incorporation and the provisions of the General Corporation Law, the power to amend, alter or repeal the bylaws of the Corporation may be exercised by the Board of Directors.

         ELEVENTH: The Corporation hereby elects to not be governed by to
Section 203 of the General Corporation Law.

         IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation this __ day of February, 2000, and declares under the penalty of perjury that the matters set forth in the foregoing Certificate are true of his own knowledge.

                              SHANECY, INC.


                              By:
                                    -------------------------------
                              Name:    Harry J. Weitzel
                              Title:   Chairman and Chief Executive Officer

                           CERTIFICATE OF DESIGNATIONS
                                       OF
                            INC.UBATOR CAPITAL, INC.
                       ADOPTED PURSUANT TO SECTION 151(g)
                                     OF THE
                        DELAWARE GENERAL CORPORATION LAW


         RESOLVED, that pursuant to the authority expressly granted to the Board of Directors (the "Board of Directors") of Inc.ubator Capital, Inc., a Delaware Corporation (the "Company"), by the provisions of the Amended and Restated Certificate of Incorporation of the Company and the provisions of Section 151(g) of the Delaware General Corporation Law, the Board of Directors hereby creates a series of preferred stock, par value $0.001 per share, and determines the designation and number of Series A Preferred Stock which constitute such series and the relative rights, preferences and limitations of such series as follows:

         1. Designation and Number of Series A Preferred Stock. The series of Preferred Stock shall be designated as "Series A Convertible Preferred Stock" (hereinafter called "Series A Preferred Stock") and shall consist of a total of 8,500,000 shares of Series A Preferred Stock, par value $0.001 per share.

         2. Dividends.

                  (a) The holders of Series A Preferred Stock shall be entitled to receive an annual dividend rate of six and one-half percent (6.5%) on the liquidation preference amount as set forth in Section 3 below, which dividends shall accrue day to day from November 11, 1999, whether or not earned or declared. Such dividends shall be cumulative so that, if such dividends in respect of any previous or current annual dividend period shall not have been paid at the annual rate specified above, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the shares of common stock of the Company (the "Common Stock"). Any accumulation of dividends on the Series A Preferred Stock shall not bear interest. Cumulative dividends with respect to shares of Series A Preferred Stock which are accrued, payable and/or in arrears shall, upon conversion of such shares of Series A Preferred Stock to Common Stock, be paid to the extent assets are legally available therefor and any amounts for which assets are not legally available shall be paid promptly as assets become legally available. Any partial payment pursuant to the preceding sentence shall be made pro rata among the holders of such Series A Preferred Stock, provided, however, that the Company may pay all or any portion of any outstanding dividend by issuing additional shares of Series A Preferred Stock in an aggregate amount equal to such payment divided by the market value of the number of shares of Common Stock (determined as the average of the closing prices of the Common Stock, for the thirty day period ending prior to the date of payment, as quoted on the Over-the-Counter Bulletin Board stock quotation system (and any successor thereto) on which the Common Stock is then listed for trading) into which such Series A Preferred Stock shall be convertible at the time of such payment.

                  (b) Unless full dividends on the Series A Preferred Stock for all past dividend periods and the then-current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any shares of Common Stock, and (ii) no shares of Common Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof, provided, however, that this restriction shall not apply to the repurchase of Common Stock held by employees, officers, directors, consultants or other persons performing services for the Company or any wholly-owned subsidiary that are subject to restrictive stock purchase agreements under which the Company has the option to repurchase such Common Stock at "cost" (as defined in any such agreements) upon the occurrence of certain events, such as the termination of employment.

         3. Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock by reason of their ownership thereof, an amount per share of Series A Preferred Stock equal to the sum of (i) $0.7756 for each outstanding share of Series A Preferred Stock (the "Original Issue Price") and (ii) an amount equal to declared but unpaid dividends on such Series A Preferred Stock (the "Premium"). If, upon the occurrence of the liquidation, dissolution or winding up of the Company, the assets and funds thereof distributed to the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders in full of the Original Issue Price and the Premium, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of Series A Preferred Stock held by each.

                  (b) For purposes of this Section 3, a liquidation, dissolution or winding up of the Company shall be deemed to be occasioned by, or to include the acquisition of the Company or the sale of its assets, unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will immediately thereafter hold at least 50% of the voting power of the surviving or acquiring entity. For purposes of this subsection (b), (i) "acquisition" shall mean the acquisition of the Company by any other entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company); and (ii) "sale of assets" shall mean a sale of all or substantially all of the assets of the Company.

                  (c) In the event of a liquidation as described above, all non-cash assets of the Company shall be valued as follows:

                        (i) Securities not subject to legend, investment letter or other similar restrictions on free marketability:

                            (A) If traded on a recognized securities exchange,
the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty day period ending three days prior to the closing;

                            (B) If actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty day period ending three days prior to the closing; and

                            (C) If there is no active public market, the value
shall be the fair market value thereof, as mutually determined by the Company and the holders of a least a majority of the then-outstanding shares of Series A Preferred Stock.

                        (ii) Securities subject to legend, investment letter or other similar restrictions shall be valued by an appropriate discount from the market value as determined in accordance with subsection (i) above, as mutually determined by the Company and the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock.

                        (iii) In the event that the Company and the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock (the "Holders") cannot agree on a valuation pursuant to subsections (i)(C) or
(ii) above, then the dispute shall be resolved as follows: (A) immediately after written notice of a valuation dispute, either the Company or the Holders may initiate an arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association; (B) within ten (10) days after notice of the commencement of such arbitration, the parties shall jointly designate an arbitrator or, if they cannot agree, each shall designate an arbitrator and both such arbitrators shall, within ten (10) days, designate a third arbitrator; (C) within sixty (60) days after the selection of the arbitrator(s) has been completed, the arbitrator(s) shall hold the arbitration hearing; (D) the arbitrator(s) shall award the costs and expenses of arbitration, including reasonable attorneys' and expert witness fees, to the prevailing party; and (E) the arbitration award shall be final, non-appealable and may be enforced by any court of competent jurisdiction.

                  (d) The Company shall give each holder of record of Series A Preferred Stock written notice of any transaction of the type described in this
Section 3 not later than (i) twenty (20) days prior to the shareholders' meeting called to approve such transaction, (ii) twenty (20) days prior to the closing of such transaction, or (iii) the applicable notice period prescribed by law, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first such notice shall describe the material terms and conditions of the contemplated transaction and the effect thereon of the provisions of this Section 3, and the Company shall thereafter give such holders prompt notice of any material changes in such terms and conditions. The contemplated transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided herein, provided, however, that such period may be shortened upon the written consent of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock.

         4. Conversion.

                  (a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof at any time, into two (2) fully paid and nonassessable shares of Common Stock for each share of Series A Convertible Stock converted (2::1 being referred to as the "Conversion Ratio", subject to adjustment as provided below). In order to convert any shares of Series A Preferred Stock into Common Stock, the holder shall surrender the certificate(s) therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Company of the election to convert the same, which notice shall state therein the name(s) in which the certificate(s) of shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such officer to such holder of Series A Preferred Stock, or to the nominee(s) of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the Series A Preferred Stock to be converted, and the person(s) entitled to receiver the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such Common Stock as of such date.

                  (b)(1) If the Company shall at any time or from time to time after the date that the first share of Series A Preferred Stock is issued (the "Original Issue Date") effect a stock dividend or division (i.e., split) of the outstanding Common Stock without a corresponding stock dividend or division of the Series A Preferred Stock, the Conversion Ratio in effect immediately before that stock dividend or division shall be proportionately increased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock, the Conversion Ratio in effect immediately before the combination shall be proportionately decreased. Any adjustment under this Section 4(b)(1) shall become effective at the close of business on the date the stock dividend or division or combination becomes effective.

                  (b)(2) The Conversion Ratio shall be adjusted by the Board of Directors if the Company shall at any time after the Original Issue Date issue additional shares of Common Stock in exchange for which the Company does not receive fair market value (in either cash, services, securities or other assets), other than (i) shares issued as a dividend, division or distribution as contemplated by subsection 4(b)(1), or (ii) shares issued to consultants, employees, officers or directors of the Company either directly or pursuant to a stock option plan, restricted stock plan or other compensation plan approved by the Board of Directors. Upon such an event, the Board of Directors shall adjust the Conversion Ratio upward so that the economic value of the Common Stock into which each share of Series A Preferred Stock is convertible shall be approximately equal both immediately before and immediately after such event. For purposes of this subsection 4(b)(2), the value of non-cash consideration shall be determined by the Board of Directors in good faith.

                  (c) In the event that the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, securities, assets (excluding cash dividends), options or rights in the capital of the Company, then in each such case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distributions as though they were the holders of the number of shares of Common Stock into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                  (d) If at any time there shall be a recapitalization of the Common Stock (other than as contemplated by Section 3 hereof), the holders of the Series A Preferred Stock shall be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock of or other securities or property of the Company or otherwise to which a holder of shares of Common Stock deliverable upon conversion would have been entitled to receive on such recapitalization.

                  (e) The Company shall not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and the taking of all such action as may be necessary or appropriate in order to protect the rights hereunder of the holders of the Series A Preferred Stock against impairment.

                  (f) No fractional shares shall be issued upon the conversion of any shares of Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share (with a one-half share being rounded upward). Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (g) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section 4, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Ratio for the Series A Preferred Stock then in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  (h) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. If at any time the number of authorized but unissued Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series A Preferred Stock, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purposes.

                  (i) In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 4, the Series A Preferred Stock so converted shall be cancelled and shall not be issuable by the Company.

         5. Redemption. The holders of the Series A Preferred Stock shall have no right of redemption by the Company, and the Company shall have no right to redeem such Series A Preferred Stock.

         6. Voting Rights. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of commons stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or as provided below, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of common stock as a single class.

         7. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or by written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                  (a) sell, convey or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of;

                  (b) alter or change the rights, preferences of privileges of the Series A Preferred Stock so as to affect adversely affect such Series A Preferred Stock;

                  (c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

                  (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends or upon liquidation, or
(ii) having rights similar to any of the rights of the Series A Preferred Stock under this Section 7;

                  (e) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any Series A Preferred Stock or Common Stock, provided, however, that this restriction shall not apply to the repurchase of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such Series A Preferred Stock at "cost" (as defined in any such agreements) upon the occurrence of certain events, such as the termination of employment;

                  (f) amend the Company's Certificate of Incorporation or bylaws; or

                  (g) change the authorized number of directors of the Company.

         8. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution (other than a cash distribution), any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         9. Notices. Any notice required by the provisions hereof to be given to the holders of the Series A Preferred Stock shall be deemed given if deposited by mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Company.

                                    ANNEX B
                               Stock Option Plan

                                  SHANECY, INC.

                             1999 STOCK OPTION PLAN

         1. Purpose of Plan

         The purpose of this 1999 Stock Option Plan (the "Plan") is to provide additional incentive to officers, directors and key employees of and important consultants to Shanecy, Inc., a Delaware corporation (the "Company"), and each present or future parent or subsidiary corporation by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of officers, directors, employees and shareholders.

         2. Aggregate Number of Shares

         6,000,000 shares of the Company's Common Stock (the "Stock") shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a) below) deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Stock, as well as unissued shares, may be used for the purpose of this Plan. Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3. Class of Persons Eligible to Receive Options

         All officers, directors and key employees of and consultants to the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 90% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

         4. Administration of Plan

            (a) This Plan shall be administered by the Company's Board of Directors unless and until the Board shall appoint an Option Committee ("Committee") to do so. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee", as used in this Plan and the options granted hereunder, refers to the Board of Directors prior to the appointment of an option committee pursuant to this Section and, thereafter, to the option committee so appointed.

            (b) The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a) below), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

            (c) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or for the acts or omissions of any other members of a Committee.

            (d) Subject to the numerical limitations on Option Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Option Committee and may at any time remove any member of the Option Committee with or without cause. Vacancies in the Option Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5. Incentive Stock Options and Non-Qualified Stock Options

            (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the "Fair Market Value" (as defined below) of the Company's Stock on the date of the grant of the Option and the option price for Non-Qualified Stock Options may or may not be equal to such Value. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company, the exercise price per share shall be at least 110 percent of such Fair Market Value. For purposes of this paragraph, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants. The Fair Market Value of the Company's Stock on any particular date shall mean the last reported sale price of a share of the Company's Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Stock is not then quoted on the NASDAQ Stock, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

            (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its sole and absolute discretion, set, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

            (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its sole and absolute discretion, set, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

            (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

            (e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferrable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

         6. Amendment, Supplement, Suspension and Termination

         Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7. Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

         8. General Conditions

            (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

            (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

            (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to such person, regardless of when the option is actually delivered to the such person or acknowledged or agreed to by him.

            (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

            (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

            (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                             ----------------------

                                   APPENDIX I

                             INCENTIVE STOCK OPTION

To:

Name:

Address

Date of Grant:

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of Shanecy, Inc., a Delaware corporation (the "Company"), at a price of $____________ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to __________ years from the date of grant, your option may be exercised for up to
_____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         Notwithstanding anything in the foregoing to the contrary, in addition to the restrictions on exercise described above for any calendar year, any options granted hereunder shall become exercisable solely to the extent that the aggregate fair market value ("FMV") of the Stock (as determined for purposes of Section 422(d) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto) with respect to which the options are exercisable for the first time in such calendar year does not exceed $100,000. For these purposes, (i) the FMV of the optioned Stock shall be determined as of the date of grant of the related option, (ii) options shall be taken into account in the order in which they were granted, and (iii) any options which would have been exercisable in a calendar year but for the restriction in the immediately preceding sentence shall become exercisable in the following calendar year subject to: (x) the restrictions provided in the immediately preceding sentence (as determined for such following calendar year), and (y) the limitations otherwise described in this option or the Plan.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 51% of the outstanding voting stock of the Company;

         2. A sale of all or substantially all of the Company's assets;

         3. A merger or consolidation of the Company where the Company's shareholders prior to the merger do not have voting control of the surviving entity;

         4. A dissolution or liquidation of the Company; or

         5. Any other event deemed by the Committee in its discretion to constitute a "Change of Control".

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

             "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the

Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.


         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                                     SHANECY, INC.

                                                     By: _______________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated -----------].

____________                                            ________________________
(Date)                                                         (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                   APPENDIX II

                     NON-QUALIFIED STOCK OPTION FOR OFFICERS
                             AND OTHER KEY EMPLOYEES

To:

Name

Address

Date of Grant:

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of Shanecy, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to _____ years from the date of grant, your option may be exercised for up to _______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after_____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 51% of the outstanding voting stock of the Company;

         2. A sale of all or substantially all of the Company's assets;

         3. A merger or consolidation of the Company where the Company's shareholders prior to the merger do not have voting control of the surviving entity;

         4. A dissolution or liquidation of the Company; or

         5. Any other event deemed by the Committee in its discretion to constitute a "Change of Control".

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                  SHANECY, INC.


                                  By:

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated ---------------].


________________________                    ________________________
(Date)                                             (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS

To:

Name

Address

Date of Grant:

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of Shanecy, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to ______years from the date of grant, your option may be exercised for up to
______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in

                                     III-1
its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 51% of the outstanding voting stock of the Company;

         2. A sale of all or substantially all of the Company's assets;

         3. A merger or consolidation of the Company where the Company's shareholders prior to the merger do not have voting control of the surviving entity;

         4. A dissolution or liquidation of the Company; or

         5. Any other event deemed by the Committee in its discretion to constitute a "Change of Control".

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or

                                     III-2
consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

            (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

            (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

            (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder,

                                     III-3
or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

            (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

            (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

            (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

                                      III-4

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                                    SHANECY, INC.

                                                    By: ________________________

                                     III-5

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated --------].


________________________            ________________________
(Date)                                    (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company

                                     III-7
prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                     III-8

PAGE>

                                    ANNEX C

                              Financial Statements

                                  SHANECY, INC.

                              FINANCIAL STATEMENTS


Shanecy, Inc.

Unaudited Consolidated Financial Statements at and for the Nine Month Periods Ended December 31, 1999 and 1998

Management's Discussion and Analysis

Audited Consolidated Financial Statements at and for the Fiscal Years Ended March 31, 1999, 1998 and 1997

Unaudited Pro Forma Financial Statements at and for the Nine Months Ended December 31, 1999 and at and for the Fiscal Year Ended March 31, 1999


Brunswick Capital Partners, Inc.

Audited Financial Statements at and for the Years Ended December 31, 1999 and
1998


InfoBase Direct Marketing Services, Inc.

Audited Financial Statements at and for the Years Ended December 31, 1999 and
1998

SHANECY, INC.
Consolidated Balance Sheet
December 31, 1999, with comparative figures for 1998
(unaudited)

                                                                         1999             1998
---------------------------------------------------------------------------------------------------
Assets
Current assets:

    Cash                                                               $   64,893          $ 1,370

    Subscription receivable                                                25,000                -

    Prepaids                                                               75,000                -

    Due from related parties (note 7)                                      24,871                -
---------------------------------------------------------------------------------------------------

                                                                          189,764            1,370

Investment in Eikos Management, LLC (note 4 (b))                        6,556,869                -

Other assets (note 4 (a))                                                   2,000                -
---------------------------------------------------------------------------------------------------
                                                                       $6,748,633          $ 1,370
---------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:

    Accounts payable                                                       12,016                -

Shares subscribed but unissued                                            140,000                -

Shareholders' equity:

    Common shares (note 6)                                                 17,490           10,665

    Preferred shares to be authorized and issued (note 6)               6,592,494                -

    Additional paid-in capital                                             27,185           (6,765)

    Deficit                                                               (40,552)          (2,530)
---------------------------------------------------------------------------------------------------

                                                                        6,596,617            1,370
---------------------------------------------------------------------------------------------------
                                                                       $6,748,633          $ 1,370
---------------------------------------------------------------------------------------------------

SHANECY, INC.
Consolidated Statement of Operations
(unaudited)

Nine months ended December 31                                                1999             1998
------------------------------------------------------------------------------------------------------
Income
Bank interest                                                               $    33           $     -

------------------------------------------------------------------------------------------------------

                                                                                 33                 -
Expenses

Accounting                                                                        -             1,000

Administration                                                                9,621                 -

Audit                                                                             -               800

Bank charges                                                                    245                30

Foreign exchange                                                                196                 -

Legal                                                                        12,079                 -

Marketing                                                                     1,055                 -

Statutory filings                                                               615                 -

Stock transfer agent                                                            921               500

------------------------------------------------------------------------------------------------------

                                                                             24,732             2,330
------------------------------------------------------------------------------------------------------


Net loss                                                                     24,699             2,330
------------------------------------------------------------------------------------------------------
Weighted average loss per share                                             $0.0027           $0.0002

------------------------------------------------------------------------------------------------------

SHANECY, INC.
Consolidated Statement of Cash Flows
(unaudited)

Nine months ended December 31                                                  1999             1998
---------------------------------------------------------------------------------------------------------
Cash provided by (used in):
Operating activities:
Net loss                                                                     $ (24,699)          $(2,330)

Change in non-cash operating working capital                                  (112,855)                -
---------------------------------------------------------------------------------------------------------

                                                                              (137,554)           (2,330)
---------------------------------------------------------------------------------------------------------

Investing activities:

MBDA distribution                                                                37,125                -
---------------------------------------------------------------------------------------------------------

                                                                                 37,125                -
---------------------------------------------------------------------------------------------------------

Financing activities:

Common shares issued                                                             25,200                -

Common shares subscribed but unissued                                           140,000                -
---------------------------------------------------------------------------------------------------------

                                                                                165,200                -
---------------------------------------------------------------------------------------------------------
Increase (decrease) in
cash                                                                             64,771           (2,330)

Cash, beginning of
period                                                                              122            3,700

---------------------------------------------------------------------------------------------------------
Cash, end of period                                                          $   64,893          $ 1,370
---------------------------------------------------------------------------------------------------------

Supplementary cash flow information:
Issuance of common shares to various unrelated parties on
   acquisition of CASA@Home, Inc. assets
                                                                             $    2,000                -
Common Shares issued to Thesseus International Asset
   Fund on acquisition of 49.5% of Eikos Management, LLC
                                                                                  1,500                -
Preferred Shares to be authorized and issued to Thesseus
   International Asset Fund on acquisition of 49.5% of
     Eikos Management, LLC                                                    6,592,494                -

Stock dividend                                                                    8,745                -
---------------------------------------------------------------------------------------------------------

SHANECY, INC.
Consolidated Statement of Changes in Shareholders' Equity
(unaudited)

                                                                                                                          Preferred
                                                                                                                        Shares to be
                                                                Common                    Additional      Accumulated     authorized
                                                                Shares       Par value  paid-in capital     deficit       and issued
------------------------------------------------------------------------------------------------------------------------------------
Balance, March 31, 1998                                       10,665,000      $    107     $  3,793      $    (200)      $         -

October 7, 1998
Change par value from $0.00001
 to $0.001                                                             -        10,558      (10,558)             -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                              10,665,000        10,665       (6,765)          (200)                -
Net loss for the nine months
 ended December 31, 1998                                               -             -            -         (2,330)                -
------------------------------------------------------------------------------------------------------------------------------------
                                                              10,665,000        10,665       (6,765)        (2,530)                -
Net loss for the three months
 ended March 31, 1999                                                  -             -            -         (1,248)                -
------------------------------------------------------------------------------------------------------------------------------------
                                                              10,665,000        10,665       (6,765)        (3,778)                -
September 14, 1999
Cancellation of shares                                        (9,000,000)       (9,000)       9,000              -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                               1,665,000         1,665        2,235         (3,778)                -
September 16, 1999
Forward stock split                        2:1                 1,665,000         1,665            -         (1,665)                -
------------------------------------------------------------------------------------------------------------------------------------
                                                               3,330,000         3,330        2,235         (5,443)                -
September 28, 1999
Forward stock split                      1.5:1                 1,665,000         1,665            -         (1,665)                -
------------------------------------------------------------------------------------------------------------------------------------
                                                               4,995,000         4,995        2,235         (7,108)                -
November 11, 1999
Common shares issued on
 business acquisitions                                         3,500,000         3,500            -              -         6,592,494
------------------------------------------------------------------------------------------------------------------------------------
                                                               8,495,000         8,495        2,235         (7,108)        6,592,494
December 29, 1999
Shares issued                                                    250,000           250       24,950              -                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                               8,745,000         8,745       27,185         (7,108)        6,592,494
December 30, 1999
Stock dividend                                                 8,745,000         8,745            -         (8,745)                -
------------------------------------------------------------------------------------------------------------------------------------
                                                              17,490,000        17,490       27,185        (15,853)        6,592,494
Net loss for nine months ended
December 31, 1999                                                      -             -            -        (24,699)                -
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                                    17,490,000      $ 17,490     $ 27,185      $ (40,552)      $ 6,592,494
------------------------------------------------------------------------------------------------------------------------------------
(see note 6)

SHANECY, INC.
Notes to Consolidated Financial Statements
(unaudited)

Nine months ended December 31, 1999
-------------------------------------------------------------------------------

1. General:

Shanecy, Inc. ("the Company") was incorporated on May 31, 1994 under the laws of the State of Delaware. Shanecy is an Internet-related operating company that invests in businesses that utilize the Internet to provide products, services and personal empowerment information to moderate income consumers.

2. Significant accounting policies:

a) Basis of presentation:

The Company's accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP).

The various interests that the Company acquires in its Portfolio Companies are accounted for under three broad methods: consolidation, equity method and cost method. The applicable accounting method is generally determined by the Company's voting interest in a Portfolio Company.

     (i) Consolidation: These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Eikos Acquisition Limited ("EAL") and Casa@Home, Inc. ("CASA"), collectively the "Companies". Portfolio companies in which the Company directly or indirectly owns more that 50% of the outstanding voting securities are generally accounted for under the consolidation method of accounting. Under this method, a Portfolio Company's results of operations are reflected within the Company's Consolidated Statement of Operations. All significant inter-company accounts and transactions are eliminated. Participation of other shareholders in the earnings or losses of a consolidated Portfolio Company will be reflected in the caption "Minority Interest" in the Company's Consolidated Statement of Operations. Minority interest adjusts the Company's consolidated results of operations to reflect only the Company's share of the earnings or losses of the consolidated Portfolio Company.

     (ii) Equity Method: Portfolio Companies whose results are not consolidated, but over whom the Company exercises significant influence, will be accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to a Portfolio Company depends on an evaluation of several factors including, among others, representation on the Portfolio Company's Board of Directors and ownership percentage, which is generally a 20% to 50% interest in the voting securities of the Portfolio Company, including voting rights associated with the Company's holdings in common, preferred and other convertible instruments in the Portfolio Company. Under the equity method of accounting, a Portfolio Company's accounts will not be reflected within the Company's Consolidated Statement of Operations; however, the Company's share of the earnings or losses of the Portfolio Company will be reflected in the caption "Equity income (loss)" in the Consolidated Statement of Operations.

     (iii) Cost method: Portfolio Companies not accounted for under the consolidation or equity method will be accounted for under the cost method of accounting. Under this method, the Company's share of the earnings or losses of such companies will not be included in the Consolidated Statement of Operations.

b) Measurement uncertainty:

Financial statements prepared in conformity with GAAP require management to make estimates and assumptions that can affect the reported amounts of assets and liabilities or the disclosure of contingencies as at the date of the balance sheet, or the revenues and expenses recognized in the period. Assumptions underlying asset valuations are limited by the availability of reliable data and the uncertainty of predictions concerning future events. By their nature, asset valuations include a subjective element. Accordingly, amounts actually realized or incurred may vary from recorded amounts.

c) Income taxes:

The Company and CASA are subject to taxation in the U.S. EAL is subject to taxation in the country of its domicile, the Isle of Man. The Companies had no material tax liability as at December 31, 1999.

A flat tax of 30 percent is imposed on a foreign corporation's gross income from "interest (other than original issue discount as defined in Section 1273 of U.S. tax law), dividends, rents, salaries, wages, premiums, annuities, compensation, remunerations, emoluments, and other fixed or determinable annual or periodical gains, profits, and income," but only to the extent the amount is received from sources within the United States or is effectively connected with the conduct of a trade or business by such corporation within the United States and which is received from sources outside the United States.

As of November 11, 1999, through its subsidiary EAL, the Company owns 49.5% of the equity of Eikos Management, LLC ("Eikos"), an Isle of Man limited liability company. Eikos is a party to the Mutual Business Development Agreement ("MBDA") with The Credit Store, Inc. ("TCS"), the successor to Service One International Corporation under the MBDA, which operates within the United States. The MBDA provides that Eikos is to provide certain consumer debt portfolio acquisition and financing services to TCS, outside the United States, and that Eikos is to treat income received under the MBDA as a distribution from an entity taxed as a partnership. It is possible that the U.S. Internal Revenue Service could assert that such income is income effectively connected to the U.S. In the opinion of management of the Company, the outcome of such assertion is not determinable at this time. However, the Company intends to treat any income from Eikos as exempt from U.S. taxation because it is earned in connection with the operations of Eikos outside the U.S.

d) Revenue recognition:

Payments received from Eikos under the MBDA are accounted for on the cost recovery basis whereby the full amount of the payment reduces the carrying value of the investment. Payments received after the carrying value has been reduced to nil will be recognized as revenue when earned.

3. Change in business direction:

Control of the Company changed hands on November 11, 1999 and a new Board of Directors was appointed. The Company, under the direction of its new Board, has initiated a business plan to act as a publicly traded incubator company that invests in and operates businesses using the Internet to provide products and services to the moderate income consumer market. It believes that this market has been largely under-served by the majority of such companies. Accordingly, the Board has determined that investing in these companies will promote its primary objective of enhancing long-term value for the Company's shareholders.

4. Investment transactions:

On November 11, 1999, as the initial step in implementing its strategy, the Company entered into two acquisition transactions.

a) CASA:
The Company agreed with K. Washington-Galanis Investments, LLC ("WGI"), a private investment entity controlled by two Shanecy Directors, to acquire 100% of CASA for two million shares of its common stock (the "Common Stock"). The sole asset of CASA at the date of acquisition was certain intellectual capital and a business plan for an Internet-based provider of services. The Company carries this asset at the par value of its shares issued.

CASA is an Internet-based vertical portal that intends to focus on providing moderate income consumers access to the financial and non-financial benefits of the Internet. It intends to offer moderate-income consumers access to what it believes are the pricing transparency benefits of the Internet. CASA intends to use proprietary systems it has developed to analyze consumer buying patterns with the objective of delivering highly targeted and value-added services to its subscribers. CASA intends to offer a bundle of four primary services in order to introduce the moderate income consumer to the benefits of the Internet. The bundle will consist of: (1) a new VISA(R) 'E-Commerce' credit card, (2) a low cost non-PC Internet access device, (3) low cost ISP service, and (4) highly customized subscriber content services. It has entered into an agreement with companies affiliated with Thesseus International Asset Fund, NV ("Thesseus") that have issuing agreements with non-affiliated credit card issuers pursuant to which it will be permitted to issue a new VISA(R) credit card to each of its subscribers. The card will provide the subscriber with a payment mechanism for e-commerce transactions CASA plans to facilitate, while simultaneously providing the Company with statistically based information to better assess individual customer requirements.

Thesseus is a closed-end venture capital fund formed in December, 1997 in the Netherlands Antilles. It engages in the identification, analysis and acquisition of growth companies, concentrating its investments primarily in financial services companies with an information technology orientation.

b) EAL:
The Company agreed with Thesseus to acquire 100% of EAL in exchange for 3.0 (adjusted for stock-split) million of its common shares and 17.0 million (adjusted for anti-dilution) convertible preferred shares to be issued immediately after the Company's Articles of Incorporation are amended to authorize the Company to issue preferred stock. Such amendment will require shareholder approval. Each share of preferred stock, subject to anti-dilution provisions, will be convertible into one share of common stock. Two Shanecy Directors, who are also officers, are shareholders of Thesseus.

EAL is a corporation formed in October, 1999 under the laws of the Isle of Man. The sole asset of EAL, as described below, is a 49.5% equity interest in Eikos and it is recorded at its carrying value in EAL. The principal asset of Eikos is the MBDA dated October 8, 1996, as amended December 16, 1997 and September 1, 1998, with TCS, a Delaware corporation with offices in Sioux Falls, South Dakota. TCS is a nationwide financial services company engaged in the acquisition and recovery of non-performing consumer receivables and the origination and servicing of credit cards. It acquires portfolios of non-performing consumer receivables and originates new credit cards to those consumers who satisfy certain credit criteria and agree to pay all or a portion of the outstanding amount due on their debt.

Pursuant to the MBDA, Eikos is entitled to receive a license fee, to a maximum of $24 million in cash and/or performing credit card receivables, equal to from 3% to 5% of gross credit receivable originations (as defined in the MBDA) produced by TCS during the period ending in September, 2004. Approximately $1.7 million of this amount has been paid prior to the Company's acquisition of EAL.

Eikos is administered by Ionian Trust Company Limited, a Republic of Ireland Corporation owned by a brother of Shanecy's President. Pursuant to an administration agreement dated August 31, 1998, Ionian has the right to determine the amount and timing of any distributions that may be made to the members of Eikos.

5. Option:

As part of the EAL acquisition transaction, Thesseus immediately entered into an agreement with two Directors, who are also officers of the Company, pursuant to which the 8.5 million shares of preferred stock, and any common stock into which it may be converted, were subject to a put and call option. The aggregate price agreed for exercising this option was $6.59 million. The number of shares subject to this right, which was to terminate two years after the preferred stock is issued, was to decrease by 5% every three months, with the aggregate purchase price remaining the same. The right to call could be exercised only by the two Directors acting together and only for the entire amount of shares subject to purchase at the time of exercise. The option was exercised on December 31, 1999 for the entire 8.5 million shares, at the $6.59 million option price. Payment was made by way of a Secured Promissory Note bearing interest at 6% per annum, payable semi-annually commencing June 30, 2000. The note is due in full on June 30, 2000, with a provision to extend the term for a further six months at the option of the two directors. The price for such extension is $500,000 and accrued interest on the note must be paid in full. The note is secured by the stock.

6. Share capital and additional paid-in capital:

The Company's authorized capital consists of 20 million common shares, each with a par value of $0.001 and entitled to one vote.

On December 20, 1999 the Board of Directors of the Company declared a 100%, or one for one stock dividend on its common stock, to all shareholders of record at December 30, 1999. An additional 8,745,000 common shares were issued pursuant to this resolution.

The 8,500,000 preferred shares to be authorized and issued are 6.5% cumulative, convertible, non-redeemable preferred shares with a liquidation value of $0.7756 per share. Each share shall be convertible at the option of the holder thereof at any time, into one fully paid and nonassessable common share for each share converted, subject to adjustment for anti-dilution.

The Company has agreed to issue options to acquire an aggregate 10,500,000 shares of common stock to certain officers and directors at exercise prices of $.04 or $.045 per share. The options have a five year term and shall be exercisable upon issuance, which will occur shortly after the Company's amended articles and restated certificate of incorporation are filed.

7. Net income (loss) per share:

Net income (loss) per share (EPS) is computed using the weighted average number of common shares outstanding during each perod. Diluted EPS inclued common stock equivalents (unless anti-dilutive) which would arise from the exercise of stock options and conversion of other convertible securitites and is adjusted, if applicable for the effect on net income (loss) of such transactions.

8. Related party balances:

Amounts due from related parties are unsecured, non-interest bearing and with no specific terms of repayment.

9. Subsequent events:

The Company acquired, through a wholly-owned subsidiary, Shanecy Holdings, Inc. ("SHI"), preferred stock in eCard Solutions Inc. (formerly Brunswick Capital Partners, Inc.) ("eCard Solutions"), of Sioux Falls, South Dakota, convertible into 40% of the common stock of eCard Solutions and preferred stock in InfoBase Direct Marketing Services, Inc. ("InfoBase") of Carlsbad, California, convertible into 49% of the outstanding common stock of InfoBase. These interests were acquired from Thesseus through a merger effective January 11, 2000 between SHI and a subsidiary of Thesseus, in return for 2.0 million shares of Common Stock of the Company. The initial purchase agreement was revised to provide that delivery of the 2.0 million shares would not be required until the filing and effectiveness of an amended and restated certificate of incorporation with the Secretary of the State of Delaware to increase the Company's authorized stock.

eCard Solutions is a national, specialty financial services company that intends to use proprietary database mining, marketing techniques, automated systems and information technology to issue credit cards to moderate income consumer. eCard Solutions will manage the resulting portfolio of accounts and outstandings in an attempt to ensure that they remain in a performing status. General purpose credit cards have become the primary payment mechanism for e-commerce transactions over the Internet. eCard Solutions' management has over ten years of experience in originating and servicing credit cards.

InfoBase is an information-based, technology driven direct marketing company that designs, develops and implements sophisticated inbound and outbound marketing programs on behalf of credit card companies that target the moderate income consumer. In support of its marketing efforts, InfoBase has developed proprietary software to facilitate sophisticated sales tracking, support activities such as customer service and order processing, data mining, neural analysis and database management.

10. Uncertainty due to the Year 2000 Issue:

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of venture investees, suppliers and other third parties, will be fully resolved.

          MANAGEMENT DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

On November 11,1999, the two Directors of Shanecy, Inc. (the "Company"), Ann Myers and Jill Wright, resigned and appointed Jason W. Galanis and Kevin L. Washington to replace them. On November 19, 1999, four additional Directors and Officers were appointed. As detailed in Form 8-K filed on November 29, 1999 and Forms 8-K(A) filed on December 8, 1999 and January 25, 2000, the Company changed its business direction and launched a new business plan to act as a publicly traded Internet-related operating company that will concentrate on businesses using the Internet to provide products and services to the moderate income consumer market.

On November 11, 1999, as the initial step in implementing its strategy, the Company entered into two acquisition transactions. A full description of the companies acquired and the details of these transactions appear in Note 4 of the appended consolidated financial statements of the Company for the nine months ended December 31, 1999 and in the Forms 8-K referenced above. The carrying value of assets acquired in the transactions, in exchange for 3,500,000 common shares of the Company, and 8,500,000 preferred shares to be authorized and issued, was $6,558,869 and is reflected as Investment and Other Assets on the December 31, 1999 consolidated balance sheet. Just prior to the end of the quarter ended December 31, 1999, the Company received a common stock subscription for $140,000, for which shares were unissued as at December 31, 1999. A portion of the funds were used to prepay certain contracts for services in the normal course of business and the balance remains in the Company's bank account at the end of the quarter. The Company had no revenue for the three quarters ended December 31, 1998 and only nominal interest income in the three quarters ended December 31, 1999. The Company's first distribution for an MBDA payment, pursuant to its 49.5% interest in Eikos Management, LLC is reflected in the accounts at December 31, 1999. As reflected in Note 2 (e) of the financial statements, the Company accounts for such payments on a cost recovery basis and hence no revenue will be recognized until the carrying value of the asset has been reduced to nil. As the company is just beginning operations, it had no material expenses for the nine months ended December 31, 1999 or for the comparative period in 1998.

                                  SHANECY, INC.
                          (A Development Stage Company)

                                     AUDITED
                              FINANCIAL STATEMENTS

                                 MARCH 31, 1999
                                 MARCH 31, 1998
                                 MARCH 31, 1997


                                TABLE OF CONTENTS





INDEPENDENT AUDITORS REPORT


ASSETS


LIABILITIES AND STOCKHOLDERS' EQUITY


STATEMENT OF OPERATIONS


STATEMENT OF STOCKHOLDERS' EQUITY


STATEMENT OF CASH FLOWS


NOTES TO FINANCIAL STATEMENTS

                             BARRY L. FRIEDMAN, P.C.
                           Certified Public Accountant

                     1582 TULITA DRIVE OFFICE (702) 361-8414
                 LAS VEGAS, NEVADA 89123 FAX NO. (702) 896-0278


                          INDEPENDENT AUDITORS' REPORT

Board of Directors                                                  May 28, 1999
Shanecy, Inc.
Poway, California

        I have audited the accompanying Balance Sheets of Shanecy, Inc. (A Development Stage Company), as of March 31, 1999, March 31, 1998, and March 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the three years ended March 31, 1999, March 31, 1998, and March 31, 1997 and the period May 31, 1994 (inception) to March 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

        I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

        In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanecy, Inc. (A Development Stage Company), as of March 31, 1999, March 31, 1998, and March 31, 1997, and the results of its operations and cash flows for the three years ended March 31, 1999, March 31, 1998, and March 31, 1997 and the period May 31, 1994 (inception) to March 31, 1999, in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #5 to the financial statements, the Company has suffered recurring losses from operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is described in Note #5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ BARRY L. FRIEDMAN
----------------------------
Barry L. Friedman
Certified Public Accountant

                                  SHANECY, INC.
                          (A Development Stage Company)


                                  BALANCE SHEET


                                     ASSETS




                                      MARCH             MARCH            MARCH
                                    31, 1999          31, 1998          31, 1997
                                     ------            ------            ------

CURRENT ASSETS:

    CASH                             $  122            $3,700            $3,700
                                     ------            ------            ------

    TOTAL CURRENT ASSETS:            $  122            $3,700            $3,700
                                     ------            ------            ------


OTHER ASSETS:                        $    0            $    0            $    0
                                     ------            ------            ------


    TOTAL OTHER ASSETS:              $    0            $    0            $    0
                                     ------            ------            ------



TOTAL ASSETS                         $  122            $3,700            $3,700
                                     ------            ------            ------




                 See accompanying notes to financial statements

                                  SHANECY, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                          MARCH          MARCH         MARCH
                                        31, 1999        31, 1998     31, 1997
                                        --------        --------     --------

CURRENT LIABILITIES:                    $     0         $     0      $      0
                                        -------         -------       -------

    TOTAL CURRENT LIABILITIES:          $     0         $     0      $      0
                                        -------         -------       -------

STOCKHOLDERS' EQUITY: (Note #4)

    Common stock
    Par value $0.00001
    Authorized 20,000,000 shares
    Issued and outstanding at

    March 31, 1997 -
    137,000 shares
                                                                     $     1
    March 31, 1998 -
    10,665,000 shares                                   $   107

    Common stock
    Par value $0.001
    Authorized 20,000,000 shares
    Issued and outstanding at

    March 31, 1999 -
    10,665,000 shares                   $10,665

    Additional Paid-In Capital           -6,765         +3,793       +3,799

    Deficit accumulated during
    Development stage                    -3,778           -200         -100

TOTAL STOCKHOLDERS' EQUITY:             $   122         $ 3,700      $ 3,700
                                        -------         -------      -------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY:                   $   122         $ 3,700      $ 3,700
                                        -------         -------      -------




                 See accompanying notes to financial statements

                                  SHANECY, INC.
                          (A Development Stage Company)


                             STATEMENT OF OPERATIONS


                                   Year               Year               Year           May 31,1994
                                  Ended              Ended              Ended           (Inception)
                                 Mar. 31,           Mar. 31,           Mar. 31,         to Mar. 31,
                                  1999                1998               1997              1999
                               -----------        -----------        -----------        -----------
INCOME:
Revenue                        $         0        $         0        $         0        $         0
                               -----------        -----------        -----------        -----------


EXPENSES:

General, Selling and
Administrative:                $     3,578        $       100        $         0        $     3,778
                               -----------        -----------        -----------        -----------


TOTAL EXPENSES:                $     3,578        $       100        $         0        $     3,778
                               -----------        -----------        -----------        -----------


NET PROFIT/LOSS (-):           $    -3,578        $      -100        $         0        $    -3,778
                               -----------        -----------        -----------        -----------



Net Profit/Loss(-)
per weighted share
(Note 1):                      $    -.0004        $       NIL        $       NIL        $    -.0004
                               -----------        -----------        -----------        -----------


Weighted average
Number of common
shares outstanding:             10,665,000         10,665,000         10,665,000         10,665,000
                               -----------        -----------        -----------        -----------

                 See accompanying notes to financial statements

                                  SHANECY, INC.
                          (A Development Stage Company)


                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY



                                                  Additional
                        Common       Stock         paid-in           Accumulated
                        Shares       Amount        Capital            Deficit
                       ---------    ---------      --------           --------

Balance,
March 31, 1996          137,000    $      1       $    3,799         $    -100

Net loss year ended
March 31, 1997:
                                                                           -0-
                     ----------    --------       ----------         ---------

Balance,
March 31, 1997:         137,000    $      1       $    3,799         $    -100

February 28, 1998
Stock Issued
For Services            100,000          +1               99

February 28, 1998
Forward Stock Split
45:1                 10,428,000        +105             -105

Net Loss Year Ended
March 31, 1998                                                            -100
                     ----------    --------       ----------         ---------

Balance,
March 31, 1998       10,665,000         107            3,793              -200

October 7, 1998
Change Par Value
From $.00001 to $.001                10,558          -10,558

Net Loss Year Ended
March 31, 1999                                                          -3,578
                     ----------    --------       ----------         ---------

Balance,
March 31, 1999       10,665,000   $  10,665         $ -6,765         $  -3,778
                     ----------    --------       ----------         ---------




                 See accompanying notes to financial statements

                                  SHANECY, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                                  Year           Year          Year       May May 31,1994
                                 Ended          Ended         Ended        (Inception)
                                 Mar. 31,       Mar. 31,      Mar. 31,     to Mar. 31,
                                  1999           1998          1997           1999
                                ---------     ---------     ---------      ----------
CASH FLOWS FROM
OPERATING ACTIVITIES

    Net Loss                     -3,578     $    -100       $       0       $  3,778

    Adjustment to
    Reconcile net loss
    To net cash provided
      by operating
    Activities:
    Issue Common Stock
    For Services                      0          +100               0           +200

Changes in assets and
Liabilities:                          0             0               0              0
                               --------        ------       ---------       --------


NET CASH USED IN
OPERATING ACTIVITIES:          $ -3,578     $       0       $       0       $ -3,578

CASH FLOWS FROM
INVESTING ACTIVITIES:                 0             0               0              0

CASH FLOWS FROM
FINANCING ACTIVITIES:

    Issuance of Common
    Stock for Cash                    0             0               0         +3,700
                               --------     ---------       ---------       --------

Net Increase (decrease)        $ -3,578     $     0         $       0       $   +122

Cash,
Beginning of period:              3,700         3,700           3,700              0
                               --------     ---------       ---------       --------

Cash, End of Period:           $    122     $   3,700       $   3,700       $    122
                               --------     ---------       ---------       --------


                 See accompanying notes to financial statements

                                   SHANECY, INC.
                          (A Development Stage Company)


                          NOTES TO FINANCIAL STATEMENTS

                      MARCH 31, 1999, MARCH 31, 1998, and MARCH 31, 1997



NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

        The Company was organized MAY 31, 1994, under the laws of the State of Delaware as SHANECY, INC. The Company currently has no operations and in accordance with SFAS #7, is considered a development company.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Accounting Method

               The Company records income and expenses on the accrual method.

        Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
               Actual results could differ from those estimates.

        Cash and equivalents

               The Company maintains a cash balance in a non-interest-bearing bank that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of March 31, 1999.

                                 SHANECY, INC.
                          (A Development Stage Company)


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               MARCH 31, 1999, MARCH 31, 1998, and MARCH 31, 1997


                NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Income Taxes

               Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary difference between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.


        Loss Per Share

               Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilative common stock equivalents had been converted to common stock. As of March 31, 1999, the Company had no dilative common stock equivalents such as stock options.

        Year End

              The Company has selected March 31st as its fiscal year-end.

        Policy in Regards to Issuance of Common Stock in a Non-Cash Transaction

               The company's accounting policy for issuing shares in a non-cash transaction is to issue the equivalent amount of stock equal to the fair market value of the assets or services received.

                                  SHANECY, INC.
                          (A Development Stage Company)


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               MARCH 31, 1999, MARCH 31, 1998, and MARCH 31, 1997


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


        Year 2000 Disclosure

               Computer programs that have time sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruption of normal business activities.

               The company's potential software suppliers have verified that they will provide only certified "Year 2000" compatible software for all of the company's computing requirements. Because the company's products and services are sold to the general public with no major customers, the company believes that the "Year 2000" issue will not pose significant operational problems and will not materially affect future financial results.


NOTE 3 - INCOME TAXES

        There is no provision for income taxes for the period ended March 31, 1999, due to the net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of March 31, 1999 is as follows:



              Net operation loss carry forward                     $       3,778
              Valuation allowance                                  $       3,778

              Net deferred tax asset                               $           0



        The federal net operating loss carry forward will expire in 2017 to 2019.

                                  SHANECY, INC.
                          (A Development Stage Company)


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               MARCH 31, 1999, MARCH 31, 1998, and MARCH 31, 1997


NOTE 4 - STOCKHOLDERS' EQUITY


        Common Stock

        The authorized common stock of the corporation consists of 20,000,000 shares with a par value $.001 per share.

        Preferred Stock

        Shanecy, Inc. has no preferred stock.


        On June 14, 1994, the Company issued 100,000 shares of its $0.00001 par value common stock in consideration of $100.00 to its directors. Fifty-Thousand (50,000) Shares to each of the two directors.

        On July 31, 1995, the Company issued 37,000 shares of its $0.00001 par value common stock for cash of $3,700.00.

        On February 28, 1998, the Company issued 100,000 shares of its $0.00001 par value common stock for services of $100.00 to its directors. Fifty-Thousand (50,000) Shares to each of the two directors.

        On February 28, 1998, the Company approved a forward stock split on the basis of 45:1, thus increasing the common stock from 237,000 shares 10,665,000 shares.

        On October 7, 1998, the State of Delaware approved the Company's restated Articles of Incorporation, which changed the par value from $0.00001 to $0.001.

                                SHANECY, INC.
                          (A Development Stage Company)


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               MARCH 31, 1999, MARCH 31, 1998, and MARCH 31, 1997


NOTE 5 - GOING CONCERN

        The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. The stockholders/officers and or directors have committed to advancing the operating costs of the Company interest free.


NOTE 6 - RELATED PARTY TRANSACTIONS

        The Company neither owns nor leases any real or personal property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 7 - WARRANTS AND OPTIONS

        There are no warrants or options outstanding to acquire any additional share of common stock.

                             BARRY L. FRIEDMAN, P.C.
                           Certified Public Accountant

1582 TULITA DRIVE                                          OFFICE (702) 361-8414
LAS VEGAS, NEVADA 89123                                   FAX NO. (702) 896-0278




To Whom It May Concern:                                             May 28, 1999

        The firm of Barry L. Friedman, P.C., Certified Public Accountant consents to the inclusion of their report of May 28, 1999, on the Financial Statements of SHANECY, INC., as of March 31, 1999, in any filings that are necessary now or in the near future with the U.S.
Securities and Exchange Commission.



Very truly yours,


/s/ BARRY L. FRIEDMAN
- ---------------------------
Barry L. Friedman
Certified Public Accountant

SHANECY, INC.
Unaudited Pro Forma Consolidated Balance Sheet (note 3)

As at December 31, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                BCP / IDMS            Pro Forma        Pro Forma
                                                  Shanecy       Businesses           Adjustments      Consolidated
------------------------------------------------------------------------------------------------------------------------
Assets
Current Assets
     Cash                                       $   64,893        $        -                          $    64,893
     Subscriptions receivable                       25,000                 -                               25,000
     Prepaids                                       75,000                 -                               75,000
     Due from related parties                       24,871                 -                               24,871
                                                ----------        ----------                          -----------
                                                   189,764                 -                              189,764
Investments
     Eikos Management, LLC                       6,556,869                 -                            6,556,869
     Brunswick Capital Partners, Inc.                    -         6,276,996                            6,276,996
     InfoBase Direct Marketing
     Services, Inc.                                      -           367,791                              367,791

Other  assets                                        2,000                 -                                2,000
                                                ----------        -----------                         -----------
                                                $6,748,633        $6,644,787                          $13,393,420
                                                ==========        ===========                         ===========

Liabilities and Shareholders' Equity
Current liabilities:
     Accounts payable and accrued               $   12,016        $        -                          $    12,016
     liabilities

Shares subscribed but unissued                     140,000                 -                              140,000

Shareholders' Equity
Common shares                                       17,490             2,000                               19,490
Preferred shares to be
  authorized and issued                          6,592,494                 -                            6,592,494
Additional paid-in capital                          27,185         6,642,787                            6,669,972
Deficit                                            (40,552)                -                              (40,552)
                                                ----------        ----------                          -----------
Total shareholders' equity                       6,596,617         6,644,787                           13,241,404
                                                ----------        ----------                          -----------
Total liabilities and shareholders'
equity                                          $6,748,633        $6,644,787                          $13,393,420
                                                ==========        ==========                          ===========

SHANECY, INC.
Unaudited Pro Forma Consolidated Statement of Operations (note 3)

Nine months ended December 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                   BCP / IDMS          Pro Forma         Pro Forma
                                                     Shanecy       Businesses         Adjustments       Consolidated
---------------------------------------------------------------------------------------------------------------------------
Revenue:
Bank interest                                    $       33       $        -                            $       33
Losses of equity accounted
investees                                                 -         (697,434)                             (697,434)

                                                 ----------       ----------                            ----------
Total revenue                                            33         (697,434)                             (697,401)
                                                 ----------       ----------                            ----------

Expenses:
Selling, general and administrative expenses         24,732                -                                24,732

                                                 ----------       ----------                            ----------
Total expenses                                       24,732                -                                24,732
                                                 ----------       ----------                            ----------

Net loss                                         $  (24,699)      $ (697,434)                           $ (722,133)
                                                 ==========       ==========                            ==========



Net loss per share                                                                                      $    (0.05)
                                                                                                        ==========

SHANECY, INC.
Unaudited Pro Forma Consolidated Statement of Operations (note 3)

Year ended March 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                        BCP / IDMS          Pro Forma           Pro Forma
                                                     Shanecy            Businesses         Adjustments        Consolidated
---------------------------------------------------------------------------------------------------------------------------
Revenue:
Bank interest                                      $       -            $       -                              $         0
Losses of equity accounted
  investees                                                -             (501,469)                                (501,469)

                                                   ---------            ---------                              -----------
Total revenue                                              -             (501,469)                                (501,469)
                                                   ---------            ---------                              -----------

Expenses:
Selling, general and administrative expenses           3,578                    -                                    3,578

                                                   ---------            ---------                              -----------
Total expenses                                         3,578                    -                                    3,578
                                                   ---------            ---------                              -----------

Net loss                                           $  (3,578)           $(501,469)                             $  (505,047)
                                                   =========            =========                              ===========



Net loss per share                                                                                             $     (0.04)
                                                                                                               ===========

SHANECY, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

--------------------------------------------------------------------------------

1.   Basis of presentation:

     The accompanying unaudited pro forma consolidated financial statements of Shanecy, Inc. ("Shanecy") are based upon the historical financial statements of Shanecy giving effect to the transaction described in note 2. These pro forma financial statements do not purport to represent Shanecy's financial position and results of operations that would have been attained had the transactions actually taken place at the dates indicated and do not purport to be indicative of the effects that may be expected to occur in the future. These pro forma financial statements also do not give effect to any events, including any synergies that Shanecy is able to achieve, other than those discussed in the notes to the pro forma financial statements.

     The pro forma financial statements have been compiled from financial information in the:

     (a) unaudited consolidated financial statements of Shanecy as at and for the nine months ended December 31, 1999;

     (b) audited financial statements of Shanecy as at and for the year ended March 31, 1999;

     (c) audited financial statements of Brunswick Capital Partners, Inc. ("BCP") and InfoBase Direct Marketing Services, Inc. ("IDMS"), together hereinafter called the "BCP / IDMS Businesses", as at and for the years ended December 31, 1999 and 1998;

     (d) unaudited information of BCP and IDMS included in their internal books of account; and

     (e) the additional information set out in note 2.

     These pro forma financial statements should be read in conjunction with the financial statements of BCP and IDMS included elsewhere in this Form 8-K/A.

     Shanecy's consolidated financial statements are prepared by management in accordance with United States generally accepted accounting principles ("GAAP"). The BCP / IDMS Businesses amounts have been extracted from the financial statements of the BCP / IDMS Businesses prepared in accordance with GAAP.

2.   Pro forma transactions and assumptions:

     In January, 2000, Shanecy, through its wholly-owned subsidiary Shanecy Holdings, Inc., acquired preferred shares in BCP, convertible into 40% of BCP's outstanding common shares, and preferred shares of IDMS, convertible into 49% of IDMS' outstanding common shares, for consideration of 2,000,000 common shares of Shanecy.

SHANECY, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

-------------------------------------------------------------------------------

2.   Pro forma transactions and assumptions (continued):

     These investments were acquired from Thesseus International Asset Fund N.V., ("Thesseus"), which has certain directors in common with Shanecy and is a significant shareholder of Shanecy. Accordingly, the values of the investments acquired in this transaction have been determined based on their book value in the accounts of Thesseus.

3.   Pro forma adjustments:

     (a) Pro forma consolidated balance sheet:

     The pro forma consolidated balance sheet gives effect to the acquisitions as if they had occurred on December 31, 1999.

     (b) Pro forma consolidated statements of operations:

     The pro forma consolidated statements of operations give effect to the acquisitions as if they had occurred on January 1, 1998.

     Shanecy has adopted the equity method of accounting for these investments, which are subject to significant influence by Shanecy. As Shanecy has a March 31 fiscal year end and the BCP / IDMS Businesses have December 31 fiscal year ends, Shanecy has included the investees' operating results for the year ended December 31, 1998 in its pro forma operating results for the year ended March 31, 1999. Similarly, Shanecy's pro forma operating results for the nine months ended December 31, 1999 include the investees' operating results for the nine months ended September 30, 1999.

4.   Share capital:

     ---------------------------------------------------------------------------------------------------------
                                                                         Number of                  Additional
                                                                          common        Stated        paid-in
                                                                          shares        values        capital
     ---------------------------------------------------------------------------------------------------------
     Share capital, Shanecy                                             17,490,000      $17,490     $   27,185

     Shares to be issued on acquisition of BCP and IDMS                  2,000,000        2,000      6,642,787
     ---------------------------------------------------------------------------------------------------------
     Balance                                                            19,490,000      $19,490     $6,669,972
     ---------------------------------------------------------------------------------------------------------

     Pro forma net loss per share has been calculated by dividing pro forma net loss by the weighted average number of shares outstanding. The weighted average number of shares outstanding represents Shanecy's weighted average number of shares outstanding for the nine months ended December 31, 1999 and for the year ended March 31, 1999, in each instance plus the 2,000,000 common shares to be issued for the acquisition of the BCP / IDMS, Businesses assuming such shares had been issued on January 1, 1998.

                      Financial Statements of



                      BRUNSWICK CAPITAL PARTNERS, INC.



                      Years ended December 31, 1999 and 1998

AUDITORS' REPORT

To the Board of Directors
Brunswick Capital Partners, Inc.


We have audited the balance sheets of Brunswick Capital Partners, Inc. (a Development Stage Enterprise) as at December 31, 1999 and 1998 and the statements of operations and deficit and cash flows for the years ended December 31, 1999 and 1998 and the period from incorporation on December 31, 1997 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform this audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and the period from incorporation on December 31, 1997 to December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3(a) to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 3(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ KPMG LLP




Vancouver, Canada

March 17, 2000

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Balance Sheets

December 31, 1999 and 1998

--------------------------------------------------------------------------------------------------------
                                                                         1999                    1998
--------------------------------------------------------------------------------------------------------

Assets

Current assets:
     Cash                                                           $    17,002              $   106,406
     Accounts receivable                                                  2,108                   90,512
     Due from related parties (note 8(a))                                24,089                   20,728
     Note receivable from related party                                      --                  100,000
--------------------------------------------------------------------------------------------------------
                                                                         43,199                  317,646

Cash reserve account                                                     25,000                   25,000

Investments (note 4):
     Performing credit card receivables                                 725,654                       --
     Non-performing consumer debt                                     5,353,030                5,700,790
--------------------------------------------------------------------------------------------------------
                                                                      6,078,684                5,700,790

Fixed assets                                                                 --                      398
--------------------------------------------------------------------------------------------------------

                                                                    $ 6,146,883              $ 6,043,834
--------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities                       $    11,990              $    37,916
     Due to related parties (note 8(a))                                   6,218                   77,239
     Promissory note (note 5)                                           200,000                       --
--------------------------------------------------------------------------------------------------------
                                                                        218,208                  115,155
Note payable to Thesseus International Asset
   Fund N.V. (note 6)                                                   689,542                       --
--------------------------------------------------------------------------------------------------------
                                                                        907,750                  115,155
Shareholders' equity:
     Share capital (note 7)                                                 910                      910
     Additional paid-in capital in respect of preferred
       shares (note 2)                                                6,481,113                6,481,113
     Deficit accumulated during the development stage                (1,242,890)                (553,344)
--------------------------------------------------------------------------------------------------------
                                                                      5,239,133                5,928,679
Subsequent events (note 9)

--------------------------------------------------------------------------------------------------------

                                                                    $ 6,146,883              $ 6,043,834
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Statements of Operations and Deficit

---------------------------------------------------------------------------------------------------------------------------
                                                                  Period from
                                                             incorporation on
                                                                  December 31,
                                                                      1997 to             Year ended              Year ended
                                                                  December 31,           December 31,           December 31,
                                                                         1999                    1999                   1998
----------------------------------------------------------------------------------------------------------------------------
Revenue:
     Credit card                                                    $  223,279             $  223,279             $       --
     Interest                                                           26,525                  8,314                 18,211
     Other                                                               7,022                     --                  7,022
----------------------------------------------------------------------------------------------------------------------------
                                                                       256,826                231,593                 25,233

Expenses:
     Accounting and audit                                               25,670                 10,067                 15,603
     Administration (note 8)                                           109,706                 48,000                 61,706
     Depreciation                                                          763                    398                    365
     Bad debts                                                         171,520                171,520                     --
     Consulting                                                         29,303                    551                 28,752
     Credit card services                                              165,816                165,816                     --
     Interest                                                           65,439                 65,439                     --
     Legal                                                              89,658                 21,743                 67,915
     Management fees (note 8)                                          184,920                145,000                 39,920
     Marketing (note 8)                                                262,722                135,459                127,263
     Payroll                                                            95,426                 78,117                 17,309
     Telephone                                                           8,515                  2,949                  5,566
     Travel                                                             18,302                  8,641                  9,661
     Write-offs of related party balances, net (note 8)                 67,439                 67,439                     --
----------------------------------------------------------------------------------------------------------------------------
                                                                     1,295,199                921,139                374,060
----------------------------------------------------------------------------------------------------------------------------

Net loss                                                             1,038,373                689,546                348,827

Capital dividends (note 2)                                             204,517                     --                204,517

Deficit accumulated during the development
   stage, beginning of period                                               --                553,344                     --
----------------------------------------------------------------------------------------------------------------------------

Deficit accumulated during the development
   stage, end of period                                             $1,242,890             $1,242,890             $  553,344
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Statements of Cash Flows

-----------------------------------------------------------------------------------------------------------------------------
                                                                Period from
                                                          incorporation on
                                                               December 31,
                                                                    1997 to              Year ended                Year ended
                                                               December 31,             December 31,             December 31,
                                                                       1999                     1999                    1998
-----------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
     Net loss                                                  $(1,038,373)             $  (689,546)             $  (348,827)
     Items not involving cash:
         Depreciation                                                  763                      398                      365
         Write-off of note receivable                              100,000                  100,000                       --
     Change in non-cash operating working capital:
         Decrease (increase) in accounts receivable                 (2,108)                  88,404                  (90,512)
         Advances from (to) related parties, net                   (17,871)                 (74,382)                  56,511
         Increase (decrease) in accounts payable
           and accrued liabilities                                  11,990                  (25,926)                  37,916
----------------------------------------------------------------------------------------------------------------------------
     Net cash used in operating activities                        (945,599)                (601,052)                (344,547)

Cash flows from investing activities:
     Note receivable                                              (100,000)                      --                 (100,000)
     Recoveries of non-performing consumer debt                    528,483                  347,760                  180,723
     Purchase of fixed assets                                         (763)                      --                     (763)
     Investment in cash reserve account and
       performing credit card receivables                          (61,112)                 (36,112)                 (25,000)
----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by investing activities                     366,608                  311,648                   54,960

Cash flows from financing activities:
     Promissory note                                               200,000                  200,000                       --
     Issuance of common shares                                         510                       --                      510
     Issuance of preferred shares                                  600,000                       --                  600,000
     Capital dividend on preferred shares                         (204,517)                      --                 (204,517)
----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by financing activities                     595,993                  200,000                  395,993
----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                         17,002                  (89,404)                 106,406

Cash, beginning of period                                               --                  106,406                       --
----------------------------------------------------------------------------------------------------------------------------

Cash, end of period                                            $    17,002              $    17,002              $   106,406
----------------------------------------------------------------------------------------------------------------------------

Supplementary disclosure of cash flow information:
     Interest paid                                             $    65,439              $    65,439              $        --
     Note issued for performing credit card receivables            689,542                  689,542                       --
     Issuance of preferred shares for non-performing
       consumer debt                                             5,881,513                       --                5,881,513
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

1.   General:

     Brunswick Capital Partners, Inc. ("BCP") was incorporated in South Dakota on October 13, 1998. Brunswick is a national credit card service company specializing in the marketing, underwriting and administration of credit card products and services, and is headquartered in Sioux Falls, South Dakota. As the Company has not generated significant revenues from these activities since its incorporation, it is considered for financial reporting purposes to be a development stage enterprise. Being a development stage enterprise does not impact the accounting applied.


2.   Merger:

     As of December 2, 1998 the Company merged with Consumer and Merchant Credit Services Ltd. ("CMCS"), an affiliated Wyoming corporation that was in the same business, and the new entity was continued under the name of BCP. The nature of the merger was a pooling of assets and management expertise of two start-up ventures, rather than an acquisition, hence the financial statements of the Company have been prepared using the continuity of interest method of accounting. Under this method, the financial statements include the assets, liabilities, deficit and results of operations of CMCS from the date of its incorporation on December 31, 1997.

     CMCS was originally a Yukon Territory corporation, which migrated to Wyoming in order to facilitate the merger. On December 31, 1997, CMCS entered into an agreement with Thesseus International Asset Fund N.V. (the "Fund") to acquire certain non-performing consumer debt from the Fund and to obtain $600,000 working capital funding. The consideration given was 4,730,605 6% cumulative non-voting convertible preferred shares without par value. On February 10, 1998, CMCS acquired additional non-performing consumer debt from the Fund in exchange for a further 2,682,827 preferred shares. The cumulative preferred shares issued were assigned a value of $6,481,513 representing a carrying value of $5,881,513 in non-performing consumer debt and $600,000 in a note receivable.

     The 7,413,432 preferred shares then held by the Fund, were convertible into a 40% voting and equity interest in CMCS at the Fund's discretion. As part of the merger, the Fund exchanged it's 7,413,432 convertible preferred shares of CMCS, for 400 voting convertible preferred shares of BCP with a par value of $1 each. The balance of $6,481,113 is reflected as additional paid-in capital of BCP. The Fund effectively holds the same position in BCP as it held in CMCS prior to the merger.

     In lieu of a three year participation interest that it previously held with CMCS, the Fund is now entitled to a 20% interest in all net proceeds, as defined, from performing credit card receivables that BCP creates from the non-performing consumer debt that CMCS originally acquired from the Fund (the "Fund Participation Interest").

     During the year ended December 31, 1998, $204,517 was returned to the Fund by way of a capital dividend.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 2

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Significant accounting policies:

     (a) Going concern assumption:

         These financial statements have been prepared in accordance with United States generally accepted accounting principles that are applicable to a going concern, which assume that the Company will attain profitable operations and generate positive cash flow. As at December 31, 1999 the Company has a working capital deficiency of $175,009, and during the 1999 fiscal year the Company incurred a loss of $689,546 and it has not generated profit since incorporation. Future operations of the Company depend upon the continued financial support of shareholders and common controlled companies. Management is of the opinion that the going concern assumption is appropriate because the Company's preferred shareholder intends to contribute additional financing to support the Company.

     (b) Measurement uncertainty:

         Financial statements prepared in conformity with United States generally accepted accounting principles require management to make estimates and assumptions that can affect the reported assets and liabilities or the disclosure of contingencies as at the date of the balance sheet, or the revenue and expenses recognized in the period. Assumptions underlying asset valuations are limited by the availability of reliable data and the uncertainty of predictions concerning future events. By their nature, asset valuations include a subjective element.

         Significant estimates have been made by management with respect to the timing and amount of collection of future cash flows from performing credit card receivables and non-performing consumer debt (the "Portfolios"). Among other things, the estimated future cash flows of the Portfolios are used to recognize impairment of the investment in non-performing consumer debt and to determine a provision for losses on credit card receivables. Actual results could differ from these estimates, making it reasonably possible that a change in these estimates could occur within one year. On a periodic basis, management reviews the estimate of future collections, and it is reasonably possible that its assessment may change based on actual results and other factors. The change could be material.

     (c) Investments in performing credit card receivables and non-performing consumer debt:

         Performing credit card receivables consist of amounts funded by the Company for new purchases or advances, accrued interest on new purchases and advances, and accrued fees, less a provision for losses.

         Investments in non-performing consumer debt consist of portfolios of consumer debt purchased by the Company, which is recorded at cost, less recoveries. Cost is less than the remaining outstanding balance of these Portfolios. To the extent that the cost of debt purchased exceeds the estimated amount of cash expected to be collected, a valuation allowance would be recognized in the amount of such impairment.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 3

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Significant accounting policies (continued):

     (d) Revenue recognition:

         Revenue from credit cards represents interest and fees on new advances and purchases made by holders of the Company's credit cards on an accrual basis.

         Under the cost recovery method of accounting, all cash receipts relating to non-performing consumer debt are applied first to recover the cost prior to recognizing any revenue. Cash receipts in excess of the cost of the investment are then recognized as revenue.

     (e) Allowance for loan losses:

         Bad debts include current period losses and an amount which, in the judgement of management, is necessary to maintain the allowance for possible credit losses at a level that reflects known and inherent risks in the credit card receivables. Credit card accounts are generally charged off at the end of the month during which they become contractually 120 days past due, with the exception of bankrupt accounts, which are charged off immediately upon formal notification of bankruptcy, and accounts of deceased cardholders without a surviving, contractually liable individual, which are also charged off immediately upon notification.



4. Investments in performing credit card receivables and non-performing consumer debt:

     (a) Non-performing consumer debt:

         The Company has acquired Portfolios of non-performing consumer debt and credit card receivables from the Fund at a value related to their original acquisition cost from independent third parties. These debts are acquired at a substantial discount from the actual outstanding balance. The Company's objective is to offer the consumer an opportunity to settle these debts, typically at a discount, and transfer the settled amount to a newly issued credit card (see credit card receivables below).

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 4

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

4. Investments in performing credit card receivables and non-performing consumer debt (continued):

     (b) Credit card receivables:

         Upon settlement of the debt, a credit card is issued to the consumer with the opening balance and credit line equal to the settlement amount. After making principal payments on the transferred balance, the customer may use the credit card for new purchases and cash advances up to their available credit limit, which may be increased from time to time based on their consecutive payment history.

5.   Promissory note:

     During 1999, BCP entered into a Loan and Security Agreement with Ticknor Investment Corporation ("TIC"), a company that has a common shareholder, and the Fund. Under this agreement, BCP borrowed $200,000 from TIC for working capital purposes in exchange for a promissory note in that amount, bearing interest at a rate of 12% per annum, payable monthly in arrears commencing June 15, 1999. The note is due in full on or before May 14, 2001, although TIC has an option exercisable on or before April 14, 2000 to demand payment of the outstanding principal in full on May 14, 2000. The obligation is secured by a senior security interest in all performing credit card receivables and proceeds therefrom owned by BCP from time to time, as defined.

     TIC is also entitled to a 50% contingent interest in the Net Proceeds, as defined, of a sale or securitization of performing credit card receivables, to the maximum aggregate face principal amount of $750,000 (the "TIC Contingent Interest"). Net Proceeds are after payment of the Fund Participation Interest (note 2).

     During the year, interest expense of $14,000 (1998 - $nil) has been recorded, of which $2,037 is included in accounts payable as at December 31, 1999.

6.   Note payable:

     On May 14, 1999, BCP acquired performing credit card receivables with a face value of $726,482 from the Fund in exchange for a promissory note in the amount of $689,542. The note bears interest at a rate of 12% per annum, payable quarterly in arrears commencing August 15, 1999. Principal and any accrued interest are due in full on or before May 14, 2001 and, in lieu of cash, payments may be made by delivery of title to performing credit card receivables, as defined in the promissory note, having a face value equal to 115% of the obligation to be satisfied. In the event that credit card receivables delivered are non-performing, 21.75% of the face value of such receivables will be credited against the obligation to be satisfied, but under no circumstances may such non-performing receivables comprise more than 10% of the aggregate face amount of receivables delivered. The obligation is secured by a junior security interest in all performing credit cards and proceeds therefrom owned by BCP from time to time.

     During the year, interest expense of $48,267 (1998 - $nil) has been recorded.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 5

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

7.   Share capital:

     Authorized:
         100,000 common shares with a par value of $1 per share
         100,000 6% cumulative, voting preferred shares, with a par value of $1 per share, each convertible into 0.85 common shares of the Company, subject to an anti-dilution provision

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Issued:
             510 common shares                                                  $     510            $     510
             400 preferred shares                                                     400                  400
-------------------------------------------------------------------------------------------------------------------

                                                                                $     910            $     910
-------------------------------------------------------------------------------------------------------------------

8.   Related party transactions:

     (a) Amounts due from related parties and due to related parties are unsecured, non-interest bearing and have no fixed terms of repayment.

     (b) Management fees of $145,000 (1998 - $39,920) were paid to individuals who are directors, officers and shareholders of the Company.

     (c) During the year, marketing fees of $121,532 (1998 - $121,899) were paid to InfoBase Direct Marketing Services, Inc., a company that has the same preferred shareholder as the Company.

     (d) Administration fees of $22,175 (1998 - $58,348) were paid during the year to Thesseus Services Ltd., a wholly-owned subsidiary of the Fund.

     (e) Administration fees of $18,000 (1998 - $nil) were paid during the year to Ticknor Investment Corporation, a company that has a common shareholder.

     (f) The write-offs of related party balances represent the note receivable from related party (a shareholder of the Fund) less amounts owing to the Fund and a subsidiary thereof.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 6

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

9.   Subsequent events:

     Subsequent to the year end a number of agreements were signed, which impact the Company as follows:

     (a) The outstanding preferred shares of the Company were acquired by Shanecy, Inc. from its significant shareholder, the Fund. The Company amended its articles of incorporation to increase its authorized share capital to include 2,000,000 preferred shares, with a par value of $1 each, composed of 400 Series A voting preferred shares (the "Series A Shares"), 1,000,000 Series B non-voting preferred shares (the "Series B Shares") and such other series of preferred shares as the Board of Directors determines. The Series A Shares and the Series B Shares shall be entitled to receive dividends when and as declared by the Board of Directors. The Series A Shares and the Series B Shares shall be entitled to preference equal to their original issue price in the event of any liquidation, dissolution or winding up of the Company, with the Series A Shares having preference over the Series B Shares.

     (b) The currently outstanding preferred shares are to be reclassified as Series A Shares, and Shanecy, Inc. agreed to purchase from the Company 1,000,000 Series B shares for $1,000,000 cash. If the Series B Shares are not redeemed by the Company prior to March 1, 2003, then the Series A Shares and the Series B Shares are thereafter convertible by their holders into 40% of the outstanding common shares of the Company. If the Series B Shares are redeemed by the Company prior to March 1, 2003, then the Series A Shares are thereafter convertible by their holders into 20% of the outstanding common shares of the Company.

     (c) The Company changed its name to eCard Solutions Inc.

     (d) As part of the severance agreement with a departing employee, officer and director, the Company agreed to repurchase his 255 common shares for $255.

     (e) The Company agreed to sell 255 common shares to each of three new employees, officers and directors at a price of $1 per share. In accordance with their employment agreements, these individuals are required to sell, and the Company is required to repurchase, the employee's common shares at the original issue price if the employee voluntarily terminates employment or is terminated for cause.

     (f) The Company agreed to repay the TIC promissory note (note 5) and all accrued interest with the proceeds received from the sale of common shares and Series B Shares disclosed above. The Company also agreed to pay TIC $50,000 to effect cancellation of the TIC Contingent Interest.

                      Financial Statements of



                      INFOBASE DIRECT MARKETING
                      SERVICES, INC.



                      Years ended December 31, 1999 and 1998

AUDITORS' REPORT

To the Board of Directors
InfoBase Direct Marketing Services, Inc.


We have audited the balance sheets of InfoBase Direct Marketing Services, Inc. (a Development Stage Enterprise) as at December 31, 1999 and 1998 and the statements of operations and deficit and cash flows for the year ended December 31, 1999, the period from incorporation on January 29, 1998 to December 31, 1998 and the period from incorporation on January 29, 1998 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform this audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the year ended December 31, 1999, the period from incorporation on January 29, 1998 to December 31, 1998 and the period from incorporation on January 29, 1998 to December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(a) to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/ KPMG LLP



Vancouver, Canada

March 17, 2000

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Balance Sheets

December 31, 1999 and 1998

------------------------------------------------------------------------------------------------------------
                                                                              1999                   1998
------------------------------------------------------------------------------------------------------------
Assets

Current assets:
     Cash                                                                  $  13,793              $  16,552
     Prepaids and deposits                                                     3,900                  7,953
-----------------------------------------------------------------------------------------------------------
                                                                              17,693                 24,505

Due from related parties (note 3)                                             25,511                 31,096

Fixed assets (note 4)                                                         55,559                 73,567
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                           $  98,763              $ 129,168
-----------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities                              $  26,826              $   6,971
     Due to related parties (note 5)                                          56,772                 15,000
     Capital lease obligations - current portion (note 6)                      6,490                  4,929
-----------------------------------------------------------------------------------------------------------
                                                                              90,088                 26,900

Capital lease obligations (note 6)                                            34,402                 40,892

Shareholders' equity:
     Share capital (note 7)                                                    4,951                  4,951
     Additional paid-in capital in respect of preferred shares               362,891                209,628
     Deficit accumulated during the development stage                       (393,569)              (153,203)
-----------------------------------------------------------------------------------------------------------
                                                                             (25,727)                61,376


-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                           $  98,763              $ 129,168
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Statements of Operations and Deficit

-------------------------------------------------------------------------------------------------------------------
                                                             Period from                             Period from
                                                           incorporation                           incorporation
                                                           on January 29,                          on January 29,
                                                                 1998 to          Year ended             1998 to
                                                             December 31,        December 31,        December 31,
                                                                    1999                1999                1998
-------------------------------------------------------------------------------------------------------------------
Income:
     Marketing fees                                            $243,431             $121,532             $121,899
     Interest                                                       871                  209                  662
-----------------------------------------------------------------------------------------------------------------
                                                                244,302              121,741              122,561

Expenses:
     Payroll                                                    337,796              197,298              140,498
     Telephone                                                   99,020               71,802               27,218
     Depreciation                                                31,601               22,422                9,179
     Rent and utilities                                          46,096               19,203               26,893
     Lease interest                                              12,883               12,510                  373
     Travel                                                      36,724                9,726               26,998
     Accounting and audit                                        13,345                7,140                6,205
     Legal                                                       22,983                3,963               19,020
     Other                                                       37,423               18,043               19,380
-----------------------------------------------------------------------------------------------------------------
                                                                637,871              362,107              275,764
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Net loss                                                        393,569              240,366              153,203

Deficit, accumulated during the development stage,
   beginning of period                                               --              153,203                   --
-----------------------------------------------------------------------------------------------------------------

Deficit, accumulated during the development stage,
   end of period                                               $393,569             $393,569             $153,203
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Statements of Cash Flows

------------------------------------------------------------------------------------------------------------------------
                                                              Period from                                   Period from
                                                            incorporation                                 incorporation
                                                            on January 29,                                on January 29,
                                                                  1998 to            Year ended                 1998 to
                                                              December 31,          December 31,            December 31,
                                                                    1999                   1999                    1998
------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in):

Operating activities:
     Net loss                                                   $(393,569)             $(240,366)             $(153,203)
     Depreciation                                                  31,601                 22,422                  9,179
     Change in non-cash operating working capital:
         Decrease (increase) in prepaids and
           deposits                                                (3,900)                 4,053                 (7,953)
         Increase in accounts payable and
           accrued liabilities                                     26,826                 19,855                  6,971
-----------------------------------------------------------------------------------------------------------------------
                                                                 (339,042)              (194,036)              (145,006)

Investing activities:
     Due from related parties                                     (25,511)                 5,585                (31,096)
     Purchase of fixed assets, net of capital lease
       obligations                                                (41,260)                (4,414)               (36,846)
-----------------------------------------------------------------------------------------------------------------------
                                                                  (66,771)                 1,171                (67,942)

Financing activities:
     Due to related parties                                        56,772                 41,772                 15,000
     Repayment of capital lease obligations                        (5,008)                (4,929)                   (79)
     Issuance for cash of:
         Common shares                                                 51                   --                       51
         Preferred shares                                         367,791                153,263                214,528
-----------------------------------------------------------------------------------------------------------------------
                                                                  419,606                190,106                229,500
-----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                        13,793                 (2,759)                16,552

Cash, beginning of period                                              --                 16,552                     --
-----------------------------------------------------------------------------------------------------------------------

Cash, end of period                                             $  13,793              $  13,793              $  16,552
-----------------------------------------------------------------------------------------------------------------------

Supplementary disclosure of cash flow information:
     Interest paid                                              $  12,883              $  12,510              $     373
     Purchase of fixed assets by capital lease
       obligations                                                 45,900                     --                 45,900
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

1.   General:

     InfoBase Direct Marketing Services, Inc. (the "Company") was incorporated in the State of Nevada on January 29, 1998. The Company is an information based, technology driven direct marketing company that designs, develops and implements sophisticated inbound and outbound marketing programs using the Internet and computerized call management systems for companies targeting the moderate income customer. As the Company has not generated significant revenues from these activities since its incorporation, it is considered for financial reporting purposes to be a development stage enterprise. Being a development stage enterprise does not impact the accounting applied. The Company is headquartered in Carlsbad, California.


2.   Significant accounting policies:

     (a) Going concern assumption:

         These financial statements have been prepared in accordance with United States generally accepted accounting principles that are applicable to a going concern, which assume that the Company will attain profitable operations and generate positive cash flow. As at December 31, 1999, the Company has a working capital deficiency of $72,395 and a capital deficiency of $25,727. In addition, during the 1999 fiscal year the Company incurred a loss of $240,366 and it has not generated a profit since incorporation. Future operation and cash flows of the Company depend upon continued financial support from shareholders and common controlled companies. Management is of the opinion that the going concern assumption is appropriate because the Company's preferred shareholder intends to contribute additional financing to support the Company.

     (b) Measurement uncertainty:

         Financial statements prepared in conformity with United States generally accepted accounting principles require management to make estimates and assumptions that can affect the reported assets and liabilities or the disclosure of contingencies as at the date of the balance sheet, or the revenues and expenses recognized in the period. Actual amounts may differ from such estimates.

     (c) Fixed assets:

         Furniture and equipment is carried at cost and depreciated over seven years on a double declining balance basis.

         Computer hardware and system software is carried at cost and depreciated over five years on a double declining balance basis.

     (d) Revenue recognition:

         Marketing fees are recognized as the related services are provided to the customer.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 2

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Due from related parties:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Vianden Capital Management LLC, a company
       controlled by a director of the Company's
       preferred shareholder                                                  $    25,000          $    25,000
     Other                                                                            511                6,096
-------------------------------------------------------------------------------------------------------------------

                                                                              $    25,511          $    31,096
-------------------------------------------------------------------------------------------------------------------

     Balances due from related parties are unsecured, non-interest bearing and have no fixed terms of repayment.


4.   Fixed assets:

-------------------------------------------------------------------------------------------------------------------
                                                                                         1999
-------------------------------------------------------------------------------------------------------------------
                                                                                  Accumulated         Net book
                                                                       Cost      depreciation            value
-------------------------------------------------------------------------------------------------------------------
     Furniture and equipment                                  $      12,668     $       4,912    $       7,756
     Computer hardware and system
       software                                                      74,492            26,689           47,803
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                              $      87,160     $      31,601    $      55,559
-------------------------------------------------------------------------------------------------------------------
                                                                                         1998
-------------------------------------------------------------------------------------------------------------------
                                                                                  Accumulated         Net book
                                                                       Cost      depreciation            value
-------------------------------------------------------------------------------------------------------------------

     Furniture and equipment                                  $      12,668     $       1,810    $      10,858
     Computer hardware and system
       software                                                      70,078             7,369           62,709
-------------------------------------------------------------------------------------------------------------------

                                                              $      82,746     $       9,179    $      73,567
-------------------------------------------------------------------------------------------------------------------

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 3

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

5.   Due to related parties:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     CASA Internet Services, Inc., a company subject to
       significant influence by a director of the Company's
       preferred shareholder                                                  $    20,000          $         -
     An officer and significant shareholder of a company that
       has the same preferred shareholder as the Company                           10,000                    -
     Employee                                                                       9,750               15,000
     Brunswick Capital Partners, Inc., a company that has the
       same preferred shareholder as the Company                                    4,963                    -
     Other                                                                         12,059                    -
-------------------------------------------------------------------------------------------------------------------

                                                                              $    56,772          $    15,000
-------------------------------------------------------------------------------------------------------------------

     Balances due to related parties are unsecured, non-interest bearing and have no fixed terms of repayment.


6.   Capital lease obligations:

     Future minimum lease payments under capital lease obligations are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     1999                                                                     $         -          $    17,235
     2000                                                                          17,235               17,235
     2001                                                                          17,235               17,235
     2002                                                                          17,235               17,235
     2003                                                                          17,235               17,235
-------------------------------------------------------------------------------------------------------------------

     Total minimum capital lease payments                                          68,940               86,175

     Less amount representing interest at an average
       rate of 28%                                                                (28,048)             (40,354)
-------------------------------------------------------------------------------------------------------------------

     Capital lease obligations - principal                                         40,892               45,821

     Less current portion                                                          (6,490)              (4,929)
-------------------------------------------------------------------------------------------------------------------

                                                                              $    34,402          $    40,892
-------------------------------------------------------------------------------------------------------------------

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 4

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


7.   Share capital:

     Authorized:

         25,000 common shares without par value

         10,000 6% cumulative, non-voting convertible preferred shares, with a par value of $1 per share each

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Issued:
             5,100 common shares                                                $      51           $       51
             4,900 preferred shares                                                 4,900                4,900
-------------------------------------------------------------------------------------------------------------------

                                                                                $   4,951           $    4,951
-------------------------------------------------------------------------------------------------------------------

     The 4,900 preferred shares were issued in consideration for a funding commitment of $500,000, subject to the shareholder receiving financing. Amounts received in excess of the $4,900 par value of those preferred shares represents additional paid-in capital irrevocably contributed by the shareholder. The issued and outstanding preferred shares are each convertible into one common share of the Company, subject to an anti-dilution provision, assuming that funds totalling $500,000 are received from the preferred shareholder in respect thereof. The conversion entitlement is reduced proportionately to the extent that the funds received are less than $500,000.



8.   Related party transactions:

     During the year marketing fees of $121,532 (1998 - $121,899) were received from Brunswick Capital Partners, Inc.

                                    ANNEX D
                          Amended and Restated Bylaws

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                                  SHANECY, INC.
                                  To be Renamed
                            INC.UBATOR CAPITAL, INC.

                      ------------------------------------


                                    ARTICLE I
                                     OFFICES

         Section 1.1 Principal Office. The principal executive office shall be in such other location as determined by resolution of the Board of Directors from time to time.

         Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

         Section 2.1 Time and Place of Meetings. All meetings of shareholders for the election of directors shall be held in at such place as the Board of Directors may fix from time to time, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of shareholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice.

         Section 2.2 Annual Meetings. Annual meetings of shareholders, commencing with the year 2000, shall be held on any date during September of each year as shall be designated from time to time by the Board of Directors, or on such other date as shall be designated from time to time by the Board of Directors and stated in the notice of the annual meeting, at which they shall by a plurality vote elect a Board of Directors. The shareholders may transact any other proper business at the annual meeting.

         Section 2.3 Notice of Stockholders Business and Nominations. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the Chairman of the Board, or (ii) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (2) and (3) of this Section and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (ii) of paragraph
(1) of this bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety days nor more than one hundred and twenty days prior to the first anniversary of the preceding year's annual meeting; provided, that if the date of the annual meeting is advanced by more than twenty days or delayed by more than seventy days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty days prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of determining whether a stockholder's notice shall have been delivered in a timely manner for the annual meeting of stockholders, the "first anniversary of the preceding year's annual meeting" shall initially be deemed to be May 15, 2000. In no event shall the adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulations 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                  (3) Notwithstanding anything in the second sentence of clause
(2) of this bylaw to the contrary, in the event that the number of Directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice under this paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

         Section 2.4 Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 2.5 Stock Ledger. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of shareholders a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting and may be inspected by any shareholder who is present.

         Section 2.6 Special Shareholder Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the Chairman and shall be called by the Chairman, president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning a majority in the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

         Section 2.7 Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten or more than sixty days before the date of the meeting, to each shareholder entitled to vote at such meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

         Section 2.8 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, the shareholders may transact any business that they might have transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         Section 2.9 Majority Vote. When a quorum is present at any meeting of the shareholders of the Corporation, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the applicable statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 2.10 Voting. Unless otherwise provided in the certificate of incorporation, each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of Directors of the Corporation.

         Section 2.11 Conduct of Stockholders' Meetings. The President shall preside at all stockholders' meetings, or, in his or her absence, any vice-president. The officer presiding over the stockholders' meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting. The revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation.

         Section 2.12 Shareholder Action by Consent. Unless otherwise provided in the certificate of incorporation, the shareholders may, without a meeting, without prior notice and without a vote, take any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action that the shareholders may take at any annual or special meeting of such shareholders, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted sign a consent in writing, setting forth the action so taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.


                                   ARTICLE III
                                    DIRECTORS

         Section 3.1 Number of Directors. Subject to the applicable provisions of the certificate of incorporation, the number of directors which shall constitute the whole Board shall be fixed by the Board of Directors at a number between one and nine. Within the limits above specified and subject to the certificate of incorporation, the number of directors may be changed at any time and from time to time by vote at a meeting or by written consent of the holders of stock entitled to vote on the election of directors, or a by a resolution of the Board of Directors passed by a majority of the whole Board of Directors. The number of directors may also be increased in accordance with any applicable provisions of the certificate of incorporation. Notwithstanding the foregoing, no decrease in the number of directors shall shorten the term of any incumbent director unless such director is specifically removed pursuant to this Article III at the time of such decrease.

         Section 3.2 Vacancies. A majority of the directors then in office, although less than a quorum, or a sole remaining director may fill vacancies and newly created directorships resulting from any increase in the authorized number of directors. The directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are not directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board(as constituted immediately before any such increase), the appropriate Delaware court may, upon application of any shareholder or shareholders holding at least ten percent of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         Section 3.3 Powers. The Board of Directors shall manage the business of the Corporation and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the shareholders.

         Section 3.4 Meetings of the Board of Directors. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The Board of Directors shall meet for organization purposes at the first regular meeting following the annual meeting of shareholders at which the directors are elected.

         Section 3.5 Term of Directors. Each director shall serve until his or her successor is elected and qualifies, or until his or her earlier resignation or removal.

         Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as the Board shall from time to time determine.

         Section 3.7 Special Meetings. The president may call special meetings of the Board on three days' notice to each director, either personally or by mail or by telegram; the president or secretary shall call special meetings in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

         Section 3.8 Quorum. At all meetings of the Board not less than one-third of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as any statute or the certificate of incorporation may otherwise specifically provide. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at the meeting may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum shall be present.

         Section 3.9 Director Action By Consent. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors or any committee of the Board may, without a meeting, take any action required or permitted to be taken at any meeting of the Board or the committee, if all members of the Board of committee, as the case may be, consent to the action in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 3.10 Participation by Conference Telephone. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         Section 3.11 Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as the Board of Directors may determine from time to time by resolution.

         Section 3.12 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         Section 3.13 Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The Corporation may pay the directors their expenses, if any, of attendance at each meeting of the Board of Directors and a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation for such service. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 3.14 Removal of Directors. Any Director may be removed at any time, but only for cause, upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors at any meeting of such stockholders, including meetings called expressly for that purpose, and at which a quorum of stockholders is present. Subject to the rights of the holders of any series of preferred stock of the Corporation, any vacancy in the Board of Directors caused by any such removal shall be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed.

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         Section 3.15 Chairperson of the Board. The directors may choose a
Chairperson of the Board who shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

                                   ARTICLE IV
                                     NOTICES

         Section 4.1 Notices. Whenever any provision of the applicable statutes or of the certificate of incorporation or of these bylaws requires notice to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, with postage prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 4.2 Waiver of Notice. Whenever any provision of the applicable statutes or of the certificate of incorporation or of these bylaws requires notice to be given, a written waiver of notice, signed by the person or persons entitled to notice, whether before or after the time stated in the waiver, shall be deemed equivalent to notice.


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                                    ARTICLE V
                                    OFFICERS

         Section 5.1 Officers. The officers of the Corporation shall be elected by the Board of Directors and shall be a chairman, a president, a vice president, a secretary and, if so determined by the Board, a treasurer. The secretary and treasurer of the Corporation may be appointed after the formation of the Corporation when reasonable and necessary. The Board of Directors may also elect additional vice presidents, and one or more assistant secretaries and assistant treasurers. One person may hold any number of offices, unless the certificate of incorporation or these bylaws otherwise provides.

         Section 5.2 Election of Officers. The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a president, a senior vice president, one or more vice presidents, a secretary and a treasurer.

         Section 5.3 Additional Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as the Board shall determine from time to time.

         Section 5.4 Compensation of Officers. The Board of Directors shall fix the salaries of all officers and agents of the Corporation.

         Section 5.5 Term of Office, Removal and Vacancy. The officers of the Corporation shall hold office until their successors are chosen and qualified. The Board of Directors may by the affirmative vote of a majority of its members remove at any time any officer elected or appointed by the Board of Directors. The Board of Directors may fill any vacancy occurring in any office of the Corporation.

         Section 5.6 The Chairman. The chairman of the Corporation shall, unless otherwise determined by resolution of the Board, be the chief executive officer of the Corporation, shall report directly to the Board, shall provide strategic oversight to the Board, and shall oversee the activities of the president and the Corporation's other officers. The chairman may execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed.

         Section 5.7 The President. The president shall, in the absence of the chairman, and to the extent delegated by the chairman, be the chief executive officer of the Corporation, shall, in the absence of the Chairman, preside at all meetings of the shareholders and the Board of Directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the Board of Directors shall expressly delegate the signing and execution thereof to some other officer or agent of the Corporation.

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

         Section 5.8 The Vice President. In the absence of the senior vice president or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the senior vice president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the senior vice president. The vice president shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 5.9 The Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         Section 5.10 The Treasurer. The treasurer, if any, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as the Board of Directors may designate.

         The treasurer, if any, shall disburse the funds of the Corporation as the Board of Directors may order, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whatever kind in his possession or under this control belonging to the Corporation.

         Section 5.11 Assistant Officers. Any assistant officers elected by the Board of Directors shall have such duties as may be prescribed by the Board of Directors, the President, or the officer to whom they are an assistant. Assistant officers shall perform the duties and have the power of the officer to whom they are an assistant in the event of such officer's absence or disability.


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

                                   ARTICLE VI
                   CERTIFICATES OF STOCK AND TRANSFER OF STOCK

         Section 6.1 Certificates of Stock. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

         Section 6.2 Facsimile Signatures on Certificates. Where a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the Corporation may issue the certificate with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 6.3 Lost or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertified shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance of the new certificate, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct or indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 6.4 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled to the new certificate, cancel the old certificate and record the transaction upon its books.

         Section 6.5 Fixing Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment of a meeting, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise an rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, that shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days before any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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

         Section 6.6 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as the laws of Delaware otherwise provide.


                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 7.1 Dividends. The Board of Directors, pursuant to law, at any regular or special meeting may declare dividends upon the capital stock of the Corporation subject to the provisions of the certificate of incorporation, if any, dividends may be paid in cash, in property, or in shares of the capital stock, subject tot he provisions of the certificate of incorporation.

         Section 7.2 Reserves for Contingencies. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

         Section 7.3 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation.

         Section 7.4 Execution of Written Instruments. Subject to the limitations and solely for the purposes set forth in the certificate of incorporation, the Board of Directors shall, from time to time, authorize and designate the officers, employees or agents of the Corporation who shall have power in its name to sign and endorse checks and other negotiable instruments. Subject to the limitations and solely for the purposes set forth in the certificate of incorporation, no loans can be contracted on behalf of the Corporation and no evidences of indebtedness issued in its name unless authorized by a resolution of the Board of Directors. Any officer so designated by the Board may further delegate his powers to the extent provided in any resolution by the board.

         Section 7.5 Fiscal Year. The fiscal year of the Corporation shall end on March 31 of each year and begin on the following day.

         Section 7.6 Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the Words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile of the seal to be impressed or affixed or reproduced or otherwise.

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


                                  ARTICLE VIII
                          TRANSACTIONS WITH AFFILIATES

         Section 8.1 Transactions With Affiliates. Except as otherwise provided in the certificate of incorporation, all business transactions entered into by the Corporation, with any Affiliate shall be on terms and conditions that are not more or less favorable to the Corporation than terms and conditions available at the time to the Corporation for comparable transactions with unaffiliated persons, and must be approved by a majority of the Board of Directors.

                                   ARTICLE IX
                                   AMENDMENTS

         Section 9.1 Amendments. The shareholders or the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, may alter, amend, or repeal these bylaws, or adopt new bylaws, at any regular meeting of the shareholders or the Board of Directors or at any special meeting of the shareholders or the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such special meeting. Any bylaw amendment relating to the classification or declassification of the Corporation's Board may only be changed by a by-law amendment which is adopted by all of the then members of the Board of Directors.



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